________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           INTERNATIONAL ISOTOPES INC.
             (Exact Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1)   Title of each class of securities to which transaction applies:
         2)   Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         4)   Proposed maximum aggregate value of transaction:
         5)   Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)   Amount Previously Paid:
         2)   Form, Schedule or Registration Statement No.:
         3)   Filing Party:
         4)   Date Filed:

________________________________________________________________________________

                           INTERNATIONAL ISOTOPES INC.
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 14, 2005

Time and Date:  2:00 p.m., Mountain Time, on Thursday, July 14, 2005

Place:   International Isotopes Inc.
         Shilo Inn Convention Center
         780 Lindsay Blvd
         Idaho Falls, Idaho 83402

Items of Business

1. To elect three directors to serve for a term of one year and until their successors are elected and qualified.
2. To ratify the appointment of Hansen, Barnett & Maxwell as the independent auditors for the fiscal year ending December 31, 2005.
3.       To adopt the Company's Employee Stock Purchase Plan.
4. To approve the Second Amended and Restated Articles of Incorporation, which amend and restate the Company's Restated Articles of Incorporation, as amended, to increase the number of authorized shares of common stock; and
5. To consider any other business that may properly come before the meeting.

Adjournments and Postponements

Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were an International Isotopes shareholder as of the close of business on April 15, 2005.

Voting

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and to submit your proxy or voting instructions as soon as possible. You may submit your proxy or voting instructions for the annual meeting by completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 3 of this proxy statement and the instructions on the proxy card or voting instruction card. You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

                                        BY ORDER OF THE BOARD OF DIRECTORS,

                                        Steve T. Laflin
                                        President and Chief Executive Officer
                                        Idaho Falls, Idaho
                                        April 15, 2005

This notice of annual meeting and proxy statement and form of proxy are being distributed on or about May 16, 2005.

                           INTERNATIONAL ISOTOPES INC.
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                               __________________

                                 PROXY STATEMENT
                               __________________

                       For Annual Meeting of Shareholders
                           To Be Held on July 14, 2005

     QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:   Why am I receiving these materials?

A: The Board of Directors of International Isotopes Inc. is providing these proxy materials for you in connection with International Isotopes' annual meeting of shareholders, which will take place on Thursday, July 14, 2005. As a shareholder, you are invited to attend the annual meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:   What information is contained in this proxy statement?

A: The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and most highly paid executive officers, and certain other required information.

Q: How may I obtain International Isotopes' annual report to shareholders and Form 10-KSB?

A: A copy of our 2004 annual report (which contains our Form 10-KSB) is enclosed.

     Shareholders may request any exhibit to the Form 10-KSB, for the year ended December 31, 2004, by specifically requesting a copy from:

                           International Isotopes Inc.
                              Attn: Steve T. Laflin
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

     Copies of the 2004 Annual Report on Form 10-KSB are also available in the Investor Center section of our website at www.intisoid.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:   What items of business will be voted on at the annual meeting?

A:   The items of business scheduled to be voted on at the annual meeting are:

     o    The election of directors;
     o    The ratification of the independent auditors for the 2005 fiscal year;
     o    The approval of the Employee Stock Purchase Plan.
     o The second amendment and restatement of the Amended and Restated Articles of Incorporation.

We will also consider any other business that properly comes before the annual meeting.

Q:   How does the Board recommend that I vote?

A: Our Board recommends that you vote your shares "FOR" each of the nominees to the Board, "FOR" the ratification of the independent auditors for the 2005 fiscal year, "FOR" the approval of the Employee Stock Purchase Plan; and "FOR" the approval of the Second Amended and Restated Articles of Incorporation.

Q:   What shares can I vote?

A: Each share of International Isotopes common stock issued and outstanding as of the close of business on April 15, 2005, the Record Date, is entitled to be voted on all items being voted upon at the annual meeting. You may vote all shares owned by you as of this time, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date we had approximately 183,567,348 shares of common stock issued and outstanding.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A: Most shareholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     Shareholder of Record
     If your shares are registered directly in your name with International Isotopes' transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by International Isotopes. As the shareholder of record, you have the right to grant your voting proxy directly to International Isotopes or to vote in person at the meeting. International Isotopes has enclosed or sent a proxy card for you to use.

     Beneficial Owner
     If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

     Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:   How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were an International Isotopes shareholder or joint holder as of the close of business on April 15, 2005 or you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your being admitted to the annual meeting. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to April 15, 2005, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the annual meeting. The meeting will begin promptly at 2:00 p.m., Mountain time.

Q:   How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:   How can I vote my shares without attending the annual meeting?

A: Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

     Shareholders of record of International Isotopes common stock may submit proxies by completing, signing and dating their proxy cards and mailing them in the accompanying pre-addressed envelopes. International Isotopes shareholders who hold shares beneficially in street name may vote by mail by completing, signing and dating the voting instruction card provided and mailing it in the accompanying pre-addressed envelope.

Q:   Can I change my vote?

A: You may change your vote at any time prior to the vote at the annual meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to International Isotopes' Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:   Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, you should contact:

                           International Isotopes Inc.
                              Attn: Steve T. Laflin
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

Q:   Is my vote confidential?

A. Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within International Isotopes or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to International Isotopes management.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: The quorum requirement for holding the annual meeting and transacting business is that holders of a majority of shares of International Isotopes common stock entitled to vote must be present in person or represented by proxy. Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:   How are votes counted?

A. In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

     For the other items of business, you may vote "FOR," "AGAINST" or "ABSTAIN." Abstentions and votes withheld have the same effect as a vote "AGAINST." Broker non-votes have no effect. If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items. If you sign your proxy card or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board ("FOR" all of International Isotopes' nominees to the Board, "FOR" ratification of the independent auditors, "FOR" the approval of the 2005 Employee Stock Purchase Plan, "FOR" the amendment of the Amended and Restated Articles of Incorporation and in the discretion of the proxy holders on any other matters that properly come before the meeting).

Q:   What is the voting requirement to approve each of the proposals?

A: In the election of directors, the three persons receiving the highest number of "FOR" votes at the annual meeting will be elected. The other proposals require the affirmative "FOR" vote of a majority of those shares present in person or represented by proxy and entitled to vote on that proposal at the annual meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers are not permitted to vote on the proposal to approve the Employee Stock Purchase Plan or the Second Amended and Restated Articles of Incorporation. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal.

Q:   Is cumulative voting permitted for the election of directors?

A: No. International Isotopes does not allow you to cumulate your vote in the election of directors. For all matters proposed for shareholder action at the annual meeting, each share of common stock outstanding as of the close of business on April 15, 2005 is entitled to one vote.

Q:   What happens if additional matters are presented at the annual meeting?

A. Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, Ralph M. Richart and Steve T. Laflin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:   Who will serve as inspector of elections?

A: The inspector of elections will be a representative of International Isotopes Inc., and will be appointed at the annual meeting.

Q:   What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each International Isotopes proxy card and voting instruction card that you receive.

Q:   How may I obtain a separate set of voting materials?

A: If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

                           International Isotopes Inc.
                              Attn: Steve T. Laflin
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

     Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:   Who will bear the cost of soliciting votes for the annual meeting?

A: International Isotopes is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.

Q:   Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final results in our report on Form 10-QSB for the third quarter of fiscal 2005.

Q: What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A: You may submit proposals, including director nominations, for consideration at future shareholder meetings.

     Shareholder Proposals: For a shareholder proposal to be considered for inclusion in International Isotopes proxy statement for the annual meeting next year, the written proposal must be received by International Isotopes' Secretary at our principal executive offices no later than January 15, 2006. If the date of next year's annual meeting is moved more than 30 days before or after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in International Isotopes proxy statement is instead a reasonable time before the company begins to print and mail its proxy materials. Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

                           International Isotopes Inc.
                              Attn: Steve T. Laflin
                              4137 Commerce Circle
                            Idaho Falls, Idaho 83401
                                 (208) 524-5300

     For a shareholder proposal that is not intended to be included in International Isotopes' proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of International Isotopes common stock to approve that proposal and give notice to International Isotopes' Secretary no later than April 1, 2006.

     Nomination of Director Candidates: You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to International Isotopes' Secretary at the address of our principal executive offices set forth above.

Q:   How  may  I  communicate   with   International   Isotopes'  Board  or  the
     non-management directors on International Isotopes' Board?

A: You may submit any communication intended for International Isotopes' Board or the non-management directors by directing the communication by mail addressed to:

                     Ralph M. Richart, Chairman of the Board
                                 350 Shore Drive
                                Oakdale, NY 11769

                                       or

                               Christopher Grosso
                             480 Broadway, Suite 310
                           Saratoga Springs, NY 12866

                CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

International Isotopes is committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. International Isotopes' Code of Ethics is available at www.intisoid.com.

Board Independence

The Board has determined that none of the current directors or nominees, other than Steve T. Laflin, President and Chief Executive Officer, has a material relationship with International Isotopes and that each such director and nominee, other than Mr. Laflin, is independent under the standards of the Securities and Exchange Commission and Nasdaq. Furthermore, the Board has determined that none of the members of any of International Isotopes' standing committees has a material relationship with International Isotopes (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to International Isotopes) and each is "independent" within the meaning of International Isotopes' director independence standards and applicable listing standards.

Board Structure and Committee Composition

As of the date of this proxy statement, our Board has three directors and the following two committees: (1) Audit, and (2) Compensation. The 2004 membership and the function of each of the committees are described below. The Audit Committee operates under a written charter adopted by the Board, which is available on International Isotopes' website at www.intisoid.com. The Compensation Committee does not have a written charter. During fiscal 2004, the Board held four meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of International Isotopes shareholders. All directors attended the last annual meeting of shareholders.

________________________________________________________________________________
        Name of Director          |       Audit         |     Compensation
__________________________________|_____________________|_______________________
                                  |                     |
 Non-Employee Directors:          |                     |
__________________________________|_____________________|_______________________
                                  |                     |
 Ralph M. Richart                 |         X           |         X *
__________________________________|_____________________|_______________________
                                  |                     |
 Christopher Grosso               |        X *          |          X
__________________________________|_____________________|_______________________
                                  |                     |
 Employee Directors:              |                     |
__________________________________|_____________________|_______________________
                                  |                     |
 Steve. T. Laflin                 |                     |
__________________________________|_____________________|_______________________
                                  |                     |
 Number of Meetings in Fiscal     |                     |
 2004                             |         1           |          4
__________________________________|_____________________|_______________________

X = Committee member; * = Chair

Audit Committee

The Audit Committee was first established in January 1997. Each member of the Audit Committee is an "independent director" under NASD Rule 4200(a)(15) as may be modified from time to time. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the Company's independent auditors. The independent auditing firm reports directly to the Audit Committee. The responsibility of the Audit Committee includes resolving disagreements between Company management and the auditor related to financial reporting. The Audit Committee is responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters. The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties. Mr. Richart is an "audit committee financial expert." Mr. Grosso qualifies as an "audit committee financial expert" based on his experience as disclosed in his biography on page 8.

The report of the Audit Committee is included on page 20of this proxy statement. The charter of the Audit Committee is attached as Appendix A.

Compensation Committee.

The Compensation Committee was established in January 1997. The Compensation Committee reviews the compensation and benefits of all officers of the Company, makes recommendations to the Board of Directors and reviews general policy matters relating to compensation and benefits of employees of the Company, including administration of the Company's 2002 Long Term Incentive Plan.

Nominating Committee.

International Isotopes does not have a standing nominating committee or committee performing similar functions. The Board of Directors believes it is appropriate not to have such a committee because both of the Company's independent Board members, Ralph M. Richart and Christopher Grosso, participate in the consideration of director nominees. Dr. Richart and Mr. Grosso are both "independent" under NASD Rule 4200(a)(15), as may be modified from time to time. The Board will continue to assess the necessity of a nominating committee and will establish one if necessary in the future. The Board of Directors will consider nominees recommended by shareholders.

Consideration of Director Nominees

Shareholder Nominees. The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.

Director   Qualifications.   Board  members   should  have  high   standards  of
professional and personal ethics, integrity and values. They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors. They should be committed to acting in International Isotopes' best interests and to objectively assessing Board, committee and management performance. They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of International Isotopes'
business affairs. Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to International Isotopes.

Identifying and Evaluating Nominees for Directors. The Board will use a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, various potential candidates for director will be considered. Candidates may come to the Board's attention through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. As noted above, properly submitted shareholder nominations for candidates to the Board will be considered. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting. If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

                              DIRECTOR COMPENSATION

The following paragraph describes compensation and reimbursement provided to International Isotopes' non-employee directors. International Isotopes' employee director does not receive any separate compensation for his Board activities.

               NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2004

Both of International Isotopes' non-employee directors were reimbursed for their costs associated with attending Board and committee meetings during 2004. Reimbursement ranged from $1,000 to $2,000. In addition, both directors received an option to purchase 1,000,000 shares of International Isotopes common stock on June 2, 2003 at an exercise price of $.03. The option was 25% vested on the grant date and vests 25% each year.

                            PROPOSALS TO BE VOTED ON

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

International Isotopes' Board of Directors currently consists of three directors. At the 2004 Annual Meeting, each current director will be elected annually to serve until the next annual meeting and until his or her successor is elected and qualified. Information regarding the business experience of each nominee to the Board is provided below. There are no family relationships among our executive officers and directors.

If you sign your proxy or voting instruction card, but do not give instructions with respect to the voting of directors, your share will be voted "FOR" the three persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card.

The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxy holders, Steve T. Laflin and Ralph M. Richart, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote "FOR" the election to the Board of each of the following nominees:

Ralph M. Richart, M.D., age 71, was elected to the Board of Directors on January 22, 2002. The other directors elected him to serve as Chairman on April 24, 2002. Dr. Richart is a professor and Vice Chairman of the Department of Pathology at Columbia University College of Physicians and Surgeons, where he has been employed since 1963. Dr. Richart has previously served on the Board of Directors of several publicly held companies and multiple corporate medical advisory Boards as well as serving as Chief Executive Officer of several privately held companies in the fields of medicine and electronics. Additionally his extensive experience also includes leading clinical trials resulting in FDA product approval and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.

Steve T. Laflin, age 48, was elected to the Board of Directors in June 2001. Mr. Laflin was President and General Manager of International Isotopes' subsidiary, International Isotopes Idaho Inc., from 1996 until 2001. In August 2001 Mr. Laflin was promoted to President and Chief Executive Officer of the Company. Mr. Laflin has a BS degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992.

Christopher Grosso, age 37, was elected to the Board of Directors on April 24, 2002. He is currently a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm. During his 14 years at Kershner Grosso, Mr. Grosso has been Senior Research Analyst and Portfolio Manager and has led the firm's investment banking and venture capital activities. Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment
Management and Chase Manhattan Bank. Mr. Grosso received his B.S. in business administration from Skidmore College.

                                 PROPOSAL NO. 2
                      RATIFICATION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has appointed Hansen, Barnett & Maxwell as independent auditors to audit International Isotopes' consolidated financial statements for the fiscal year ending December 31, 2005. During fiscal 2004, Hansen, Barnett & Maxwell served as International Isotopes' independent auditors. See "Independent Auditors" on page 21. Representatives of Hansen, Barnett & Maxwell are expected to attend the meeting, where they are expected to be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote "FOR" the ratification of the appointment of Hansen, Barnett & Maxwell as International Isotopes' independent auditors for the 2005 fiscal year. If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

                                 PROPOSAL NO. 3
                     APPROVAL OF INTERNATIONAL ISOTOPES INC.
                          EMPLOYEE STOCK PURCHASE PLAN

We are asking shareholders to approve the International Isotopes Inc. Employee Stock Purchase Plan (the "Employee Stock Purchase Plan"), which allows employees to purchase shares of our common stock at a discount.

Our Board adopted the Employee Stock Purchase Plan on September 30, 2004, subject to shareholder approval. If the Employee Stock Purchase Plan is not approved by our shareholders, the Employee Stock Purchase Plan will be terminated and any payments made to date will be refunded.

The Employee Stock Purchase Plan provides for the issuance of up to two million shares of our common stock. A copy of the Employee Stock Purchase Plan is attached to this proxy statement as Appendix B. The description herein is a summary and not intended to be a complete description of the Employee Stock Purchase Plan. Please read the Employee Stock Purchase Plan for more detailed information.

Description of the Employee Stock Purchase Plan

The purpose of the Employee Stock Purchase Plan is to provide employees of International Isotopes and those subsidiaries designated to participate in the Employee Stock Purchase Plan with an opportunity to purchase shares of our common stock.

Shareholder approval of the Employee Stock Purchase Plan enables employees to receive special tax treatment provided by the Internal Revenue Code (the "Code"). The Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the Employee Stock Purchase Plan, accordingly, will be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

A total of two million shares of our common stock will be available for issuance and purchase under the Employee Stock Purchase Plan. If any purchase right terminates for any reason without having been exercised, the shares of common stock not purchased under such purchase right shall again become available for the Employee Stock Purchase Plan.

The Employee Stock Purchase Plan will be administered by a committee appointed by our Board to administer the Employee Stock Purchase Plan (the "Committee"). Currently, the Compensation Committee serves as the Committee for the Plan. The Committee has the full and exclusive discretionary authority to construe and interpret the Employee Stock Purchase Plan and the rights granted under it and to establish and change rules and regulations for the administration of the Employee Stock Purchase Plan and to amend the Employee Stock Purchase Plan to reduce or eliminate any unfavorable accounting consequences to the extent it deems appropriate.

Eligibility

Generally, all employees of International Isotopes and its designated subsidiaries whose customary employment is for more than 20 hours per week (or such lesser number determined by the Committee) and more than 5 months per year (or such lesser period determined by the Committee) with International Isotopes or any subsidiary are eligible to participate in the Employee Stock Purchase Plan. However, any employee who would own or have options to acquire five percent (5%) or more of the total combined voting power or value of all classes of stock of International Isotopes or any subsidiary is excluded from participating in the Employee Stock Purchase Plan. As of April 15, 2005, there were approximately 19 employees of International Isotopes eligible to participate in the Employee Stock Purchase Plan.

Purchase of Shares of Common Stock

Pursuant to procedures established by the Committee, eligible employees may purchase shares of common stock including by means of having payroll withholding. Purchase periods are established (currently contemplated to be successive three-month periods) and purchases of shares of common stock are made on the last trading day of the purchase period with contributions made by or compensation amounts withheld from employees during the purchase period. Pursuant to procedures established by the Committee, employees may suspend the amount of contributions or compensation being withheld during a purchase period or may withdraw prior to the end of the purchase period any amounts previously contributed or withheld during the purchase period, without interest.

On each purchase date (the last trading day of each purchase period), any amounts contributed or withheld from compensation during the applicable purchase period for purposes of the Employee Stock Purchase Plan will be used to purchase the greatest number of whole shares of common stock that can be purchased with such amounts. The purchase price for a share of common stock will be set by the Committee but will not be less than eighty-five percent (85%) of the lesser of the fair market value of a share of common stock on the purchase date or the first day of the applicable purchase period. For purposes of the Employee Stock Purchase Plan, "fair market value" generally means the average of the high asked and low bid price of a share of common stock for the day as reported on the Over the Counter Bulletin Board. As of April 8, 2005, that price was $0.11 per share.

The Code limits the aggregate fair market value of the shares of common stock (determined as of the beginning of the purchase period) that any employee may purchase under the Employee Stock Purchase Plan during any calendar year to $25,000. Subject to the overall Employee Stock Purchase Plan limit, the Committee determines the number of shares of common stock employees may purchase under the Employee Stock Purchase Plan. The Committee may impose restrictions or limitations on the resale of shares of common stock purchased under the Employee Stock Purchase Plan.

International Isotopes may deduct or withhold or require employees to pay to International Isotopes any federal, state, local and other taxes International Isotopes is required to withhold with respect to any event arising as a result of the Employee Stock Purchase Plan. International Isotopes may also deduct those amounts from wages or compensation.

Effect of Certain Corporate Events

The Employee Stock Purchase Plan provides for adjustment of the number of shares of common stock which may be granted under the Employee Stock Purchase Plan as well as the purchase price per share of common stock and the number of shares of common stock covered by each purchase right for any increase or decrease in the number of shares of common stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the common stock or recapitalization, reorganization, consolidation, split-up, spin-off or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by International Isotopes.

In the event of a proposed sale of all or substantially all of the assets of International Isotopes or the merger of International Isotopes with or into another corporation, outstanding rights to purchase shares will be assumed or an equivalent right to purchase shares substituted by the successor corporation or a parent or affiliate of the successor corporation. If the successor corporation refuses to assume or substitute the right to purchase shares, any purchase period then in progress will be shortened by setting a new purchase date and any purchase period then in progress will end on the new purchase date.

In the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the Employee Stock Purchase Plan, in the number, class of or price of shares of common stock available for purchase under the Employee Stock Purchase Plan and in the number of shares of common stock which an employee is entitled to purchase and any other adjustments it deems appropriate. In the event of any transaction, the Committee may elect to have the purchase rights under the Employee Stock Purchase Plan assumed or such purchase rights substituted by a successor entity, to terminate all outstanding purchase rights either prior to their expiration or upon completion of the purchase of shares of common stock on the next purchase date, or to take such other action deemed appropriate by the Committee.

Amendment or Termination

The Board may amend the Employee Stock Purchase Plan at any time, provided such amendment does not cause rights issued under the portion of the Employee Stock Purchase Plan to fail to meet the requirements of Section 423 of the Code. Moreover, any amendment for which shareholder approval is required under Section 423 of the Code or such securities exchange must be submitted to the shareholders for approval. The Board may terminate the Employee Stock Purchase Plan any time.

U.S. Federal Income Tax Consequences

The following discussion is only a brief summary of the United States federal income tax consequences to International Isotopes and employees under the Employee Stock Purchase Plan. It is based on the Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The amounts deducted from an employee's pay pursuant to the Employee Stock Purchase Plan will be included in the employee's compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the purchase period when purchase rights are granted pursuant to the Employee Stock Purchase Plan or at the time the employee purchases shares of common stock pursuant to the Employee Stock Purchase Plan.

If the shares of common stock are disposed of at least two years after the first day of the purchase period to which the shares of common stock relate and at least one year after the shares of common stock were acquired under the Employee Stock Purchase Plan (the "Holding Period"), or if the employee dies while holding the shares of common stock, the employee (or in the case of the employee's death, the employee's estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of common stock on the first trading day of the purchase period over the purchase price of the share of common stock or
(b) the excess of fair market value of the shares of common stock at the time of such disposition over the purchase price of the shares of common stock.

If the shares of common stock are sold or disposed of (including by way of most gifts) before the expiration of the Holding Period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of common stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of common stock and the employee's tax basis in the shares of common stock (generally, the amount the employee paid for the shares of common stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of common stock will be long term capital gain or loss if the employee's holding period for the shares of common stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

If the employee disposes of shares of common stock purchased pursuant to the Employee Stock Purchase Plan after the Holding Period, International Isotopes will not be entitled to any federal income tax deduction with respect to the shares of common stock issued under the Employee Stock Purchase Plan. If the employee disposes of such shares of common stock prior to the expiration of the Holding Period, International Isotopes generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits

Participation in the Employee Stock Purchase Plan is entirely within the discretion of the eligible employees. Neither our executive officers, nor our non-employee directors are eligible to participate in the Employee Stock
Purchase Plan. Because International Isotopes cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the Employee Stock Purchase Plan, it is not possible to determine the value of benefits which may be obtained by other employees under the Employee Stock Purchase Plan.

Our Board recommends a vote "FOR" the approval of the International Isotopes Inc. Employee Stock Purchase Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the shares of our common stock that were authorized for issuance under our 2002 Long Term Incentive Plan, the only equity compensation plan in effect as of the end of our last fiscal year. The table does not include shares that will be authorized pursuant to the Employee Stock Purchase Plan (the "Purchase Plan") submitted to the stockholders for approval at the Annual Meeting.

_________________________________________________________________________________________________________________
                        |            (a)           |           (b)             |               (c)
________________________|__________________________|___________________________|_________________________________
                        |                          |                           |  Number of securities remaining
                        |  Number of securities to | Weighted-average exercise |   available for future issuance
                        |  be issued upon exercise |    price of outstanding   |  under equity compensation plans
                        |  of outstanding options, |   options, warrants and   | (excluding securities reflected
Plan Category           |    warrants and rights   |           rights          |           in column (a))
________________________|__________________________|___________________________|_________________________________
                        |                          |                           |
Equity compensation     |         18,000,000       |           $0.04           |             2,000,000
plans approved by       |                          |                           |
security holders        |                          |                           |
________________________|__________________________|___________________________|_________________________________
                        |                          |                           |
Equity compensation     |             0            |            n/a            |                 0
plans not approved by   |                          |                           |
security holders        |                          |                           |
________________________|__________________________|___________________________|_________________________________

                                 PROPOSAL NO. 4
                       SECOND AMENDMENT AND RESTATEMENT OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
          TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CAPITAL STOCK

The Board of Directors has authorized, and recommends for your approval, International Isotopes' Second Amended and Restated Articles of Incorporation, which increase the number of authorized shares of common stock from 250 million to 500 million shares, par value $.01 per share. The Board has also authorized a restatement of the Restated Articles of Incorporation, as amended, to consolidate all previous amendments to the Restated Articles of Incorporation, as amended, into one document. The restatement does not make substantive changes and does not require shareholder approval.

A copy of the proposed Second Amended and Restated Articles of Incorporation is attached to this proxy statement as Appendix C.

On April 15, 2005, of the 255 million authorized shares of the Company, a total of 183,567,348 shares of common stock were outstanding, 20,000,000 shares of common stock were reserved for potential issuance in connection with our 2002 Long Term Incentive Plan and 42,421,483 shares of common stock we reserved for potential issuance upon the exercise of outstanding Series B Warrants. An additional 2,000,000 shares of common stock are proposed to be reserved for potential issuance under our Employee Stock Purchase Plan. A total of 4,011,169 shares of common stock are authorized, unissued and not reserved for issuance. 850 shares of preferred stock are currently outstanding and 4,999,150 authorized shares of preferred stock are authorized, unissued and not reserved for issuance.

Although there are sufficient shares available to permit all presently contemplated issuances, the Board believes that the proposed amendment is in the best interests of the Company and its shareholders because the Company currently has a limited number of authorized and unissued shares of common stock that are not reserved for issuance. The proposed increase in International Isotopes' authorized share capital will provide International Isotopes with flexibility of action in the future by assuring there will be sufficient authorized but unissued shares of common stock available for issuance in connection with primary offerings of common stock, stock splits, acquisitions of the stock or assets of another company, employee benefit plans and other general corporate purposes without the necessity of further shareholder action at any special or annual meeting. The Board will determine whether, when and on what terms the issuance of shares of common stock may be warranted in connection with any of the foregoing purposes. International Isotopes has no immediate plans, arrangements, commitments or understandings with respect to the issuance of any of the additional shares of common stock that would be authorized by the proposed amendment.

An increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, if the Board issues additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, a tender offer, proxy contest or an extraordinary transaction opposed by the Board of Directors. This proposal to increase the number of authorized shares is prompted by business and financial reasons and is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company. Nevertheless, shareholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which shareholders might otherwise receive a premium for their shares over current market prices.

If the proposed amendment is approved, the additional shares of stock will be available for issuance from time to time without further action by shareholders (unless required by applicable law, regulatory agencies or by the rules of any stock market on which International Isotopes' shares of common stock may then be listed) and without first offering more shares to shareholders. Shareholders do not have pre-emptive rights with respect to the additional shares of stock to be authorized.

The proposed amendment provides that the first paragraph of Article IV of the Company's Amended and Restated Articles of Incorporation be amended in its entirety to read as follows:

         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is FIVE HUNDRED FIVE MILLION (505,000,000), of which (a) FIVE HUNDRED MILLION (500,000,000) shares will be designated as Common Stock, par value $.01 per shares; and (b) FIVE MILLION (5,000,000) shares will be designated as Preferred Stock, par value $.01 per share.

Approval of the proposed amendment requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting. Neither an abstention nor a broker non-vote is an affirmative vote. Therefore, both abstentions and broker non-votes will have the effect of votes cast against the proposed amendment. If the proposed amendment and restatement is approved by shareholders, it will become effective upon the filing of the Second Amended and Restated Articles of Incorporation with the Secretary of State of the State of Texas, which International Isotopes plans to file as soon as practicable following the Annual Meeting. The Board of Directors has unanimously approved the proposed amendment and believes it to be in the best interests of the Company and the shareholders.

              Our Board recommends a vote "FOR" the approval of the
             Second Amended and Restated Articles of Incorporation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows common stock ownership on April 15, 2005, the record date, except as otherwise noted, by:

         o each person who beneficially owned more than 5% of International Isotopes common stock on that date;

         o each of the current executive officers named in the Summary Compensation Table on page 18 and each of the current directors; and

         o all current International Isotopes executive officers, directors and director nominees as a group.

The number of shares beneficially owned by each person is determined under the rules of the SEC. The information is not necessarily indicative of beneficial ownership for other purposes. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire as of June 15, 2005 through the exercise of any stock option or other right.

            Name and address of                  Amount and Nature of       Percent of
              Beneficial Owner                  Beneficial Ownership(1)      Class(1)
___________________________________________     _______________________     ___________
Marie C. Keane and James J. Keane(2)                  16,235,740                8.8%
     Fifty Broadway
     New York, NY 10004
John M. McCormack(3)                                  54,510,664               29.7%
     1303 Campbell Road
     Houston, TX 77055
William Nicholson(4)                                  20,473,653               11.1%
     121 Post Oak Lane, #2105
     Houston, TX 77024
Walter O'Hearn(5)                                     15,527,141                8.5%
     Fifty Broadway
     New York, NY 10004
Christopher Grosso(6)                                 10,060,069                5.5%
     480 Broadway, Suite 310
     Saratoga Springs, NY 12866
Steve T. Laflin(7)                                    11,000,125                6%
Dr. Ralph M. Richart(8)                               49,105,430               26.75%
     630 West 168th Street
     New York, NY 10032
All Executive Officers and Directors as a             70,165,624               38.22%
Group (3 persons)

_____________________

(1) Unless otherwise indicated, to the knowledge of the Company, all shares are owned directly.

(2) Includes 206,500 shares owned by Keane Securities Co. Inc. of which Mr. Keane is a principal. Also includes 1,772,706 shares subject to warrants and 405,555 shares issuable upon conversion of an outstanding convertible note.

(3) Includes an aggregate of 24,121,689 shares and warrants beneficially owned by Mr. McCormack's children's trusts. Also includes 5,361,236 shares subject to warrants and 902,777 shares issuable upon conversion of an outstanding convertible note.

(4) Includes 3,416,164 shares subject to warrants and 725,000 shares issuable upon conversion of an outstanding convertible note.

(5) Includes 206,500 shares owned by Keane Securities Co. Inc. of which Mr. O'Hearn is a principal. Also includes 1,747,506 shares subject to warrants and 405,555 shares issuable upon conversion of an outstanding convertible note.

(6) Includes 1,078,700 shares subject to warrants, 750,000 shares subject to stock options and 144,444 shares issuable upon conversion of an outstanding convertible note. Also includes 4,064,873 shares and warrants held by Mr. Grosso's family members.

(7) Mr. Laflin's address is that of the Company. Includes 11,000,000 shares subject to stock options.

(8) Includes 18,662,534 shares subject to warrants, 750,000 shares subject to stock options and 866,866 shares issuable upon conversion of an outstanding convertible note.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation information for International Isotopes' President and Chief Executive Officer during fiscal years 2004, 2003 and 2002. International Isotopes has no other executive officers.

_________________________________________________________________________________________
                             |                                     |     Long-Term
                             |         Annual Compensation         |    Compensation
_____________________________|_____________________________________|_____________________
Name and Principal Position  |  Year  |  Salary ($)  |  Bonus ($)  |      Securities
                             |        |              |             |  Underlying Options
                             |        |              |             |         (#)
_____________________________|________|______________|_____________|_____________________
_____________________________|________|______________|_____________|_____________________
                             |        |              |             |
Steve T. Laflin              |  2004  |   131,250    |   12,000    |               -
President & Chief Executive  |  2003  |   125,000    |   10,000    |               -
Officer                      |  2002  |   120,000    |        -    |      10,000,000
_____________________________|________|______________|_____________|_____________________

Aggregated Option Exercises in Fiscal Year and Fiscal Year-End Option Values

The following table indicates the number of shares acquired upon exercise of options during the last fiscal year and the value realized, the number of shares subject to exercisable (vested) and unexercisable (unvested) options as of April 15, 2005, and the value of exercisable and unexercisable "in-the-money" options.

_____________________________________________________________________________________________________________________
                 |                |             | Number of Securities Underlying   |       Value of Unexercised
     Name        |                |             |           Unexercised             |     In-the-Money Options at
                 |                |             |    Options at Fiscal Year-End     |      Fiscal Year-End ($)(1)
                 |                |             |___________________________________|________________________________
                 |     Shares     |   Value     |                 |                 |               |
                 |  Acquired On   |  Received   |                 |                 |               |
                 |  Exercise (#)  |   ($)(2)    |   Exercisable   |  Unexercisable  |  Exercisable  | Unexercisable
_________________|________________|_____________|_________________|_________________|_______________|________________
Steve T. Laflin  |            0   |         0   |    11,000,000   |              0  |      604,000  |
_________________|________________|_____________|_________________|_________________|_______________|________________

                              EMPLOYMENT AGREEMENTS

In February 2001, the Company entered into an Employment Agreement with Steve T. Laflin to serve as the Company's President and Chief Executive Officer at a base salary of $120,000. The terms of the agreement may be reset after 36 months and the parties may agree to extend the term of the agreement. If the terms are not reset, the parties will operate under the original terms and the agreement will remain in place until February 28, 2007. Mr. Laflin is entitled to bonus compensation at the discretion of the Board of Directors and the Compensation Committee and is entitled to benefits generally made available to other executives. Mr. Laflin is subject to nonsolicitation and noncompetition provisions in favor of the Company.

                             AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to International Isotopes' audited financial statements for the fiscal year ended December 31, 2004 (the "Audited Financial Statements"). The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent that International Isotopes specifically incorporates it by reference in such filing.

Report of the Audit Committee

The Audit Committee has: (i) reviewed and discussed the audited financial statements of the Company with Company management; (ii) discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as may be modified or supplemented; and (iii) received the written disclosures and the letter from the independent accountants from the auditors regarding the auditors' independence as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and (iv) discussed with the auditors the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year 2004 for filing with the Securities and Exchange Commission.


                                         Audit Committee Report Submitted by:

                                         Christopher Grosso, Chairman
                                         Ralph M. Richart

                              INDEPENDENT AUDITORS

The Audit Committee has appointed Hansen, Barnett & Maxwell as International Isotopes' independent auditors for the fiscal year ending December 31, 2005. Representatives of Hansen, Barnett & Maxwell are expected to be present at the annual meeting, will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The Audit Committee approved the engagement of the independent auditors to provide audit services prior to the engagement.

Fees billed by Hansen, Barnett & Maxwell in fiscal years 2004 and 2003 were as follows:
_______________________________________________________________________________
                                         |                 Fees
                                         |_____________________________________
                                         |                   |
           Services Rendered             |       FY2004      |      FY2003
_________________________________________|___________________|_________________
                                         |                   |
Audit Fees (1)                           |     $56,939.00    |    $65,496.00
_________________________________________|___________________|_________________
                                         |                   |
Audit-Related Fees                       |          0        |         0
_________________________________________|___________________|_________________
                                         |                   |
Tax Fees                                 |          0        |         0
_________________________________________|___________________|_________________
                                         |                   |
All Other Fees                           |          0        |         0
_________________________________________|___________________|_________________
                                         |                   |
Total                                    |     $56,939.00    |    $65,496.00
_________________________________________|___________________|_________________

(1) For  professional  services  for  auditing  International  Isotopes'  annual
financial   statements  and  reviewing  the  financial  statements  included  in
International Isotopes' Quarterly Reports on Form 10-Q.

                                                                      APPENDIX A

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                           INTERNATIONAL ISOTOPES INC.

                                 COMMITTEE ROLE

The purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor, and (4) the compliance by the Company with legal and regulatory requirements.

The Committee is also charged with responsibility to oversee all material aspects of the Company's reporting, control and audit functions, except those specifically related to the responsibilities of another standing committee of the Board. The Committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

The role also includes coordination with other Board committees and maintenance of strong, positive working relationships with management, independent and internal independent auditors, counsel and other Committee advisors.

                              COMMITTEE MEMBERSHIP

The Committee shall consist of at least two members. All Committee members shall meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission") and any exchange on which the Company's common stock may then be listed. At least one member, preferably the chairperson, shall be a financial expert as defined by the Commission. Committee appointments shall be approved annually by the full Board upon recommendation of the nominating Committee. The Committee chairperson shall be selected by the Committee members or by the nominating Committee.

                               COMMITTEE MEETINGS

The Committee shall meet as often as it determines, but not less frequently than one times annually. The Committee shall meet periodically with management, the internal independent auditor and the independent auditor in separate sessions. The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any member of, or consultants to, the Committee.

                         COMMITTEE OPERATING PRINCIPALS

The Committee shall fulfill its responsibilities within the context of the following overriding principles:

Communications: The chairperson and others on the Committee shall, to the extent the Committee deems appropriate, have contact throughout the year with management, other committee chairpersons and independent legal, accounting or other advisors to strengthen the Committee's knowledge of relevant current and prospective business issues.

Committee Education/Orientation: The Committee, along with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the Company. Additionally, individual Committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the Company operates.

Annual Plan: The Committee, with input from management and other independent advisors, shall develop an annual plan responsive to the "Primary Committee Responsibilities" detailed herein. The annual plan shall be reviewed and approved by the full board.

Meeting Agenda: Committee meeting agendas shall be the responsibility of the Committee chairperson, with input from Committee members. It is expected that the chairperson would also ask for management, independent advisors and perhaps others, to participate in this process.

Committee Expectations and Information Needs: The Committee shall communicate its expectations and the nature, timing, and extent of the Committee's information needs to management and external parties, including the independent auditor. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, the independent auditor and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in dialogue between the Committee and the Board.

External Resources: The Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Company shall provide appropriate funding, as determined by the Committee, for compensating the independent auditor and any advisors employed by the Committee. The Committee may request any officer or employee of the Company, or the Company's outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee may also meet with the Company's investment bankers or financial analysts who follow the Company.

Committee Meeting Attendees: The Committee shall request members of management, outside counsel and the independent auditor, as applicable, to participate in Committee meetings, as necessary, to carry out the Committee responsibilities. As the Committee deems necessary, but not less than annually, Committee shall meet in private session with only the Committee members. It shall be understood that the independent auditor or outside counsel may, at any time, request a meeting with the Committee or Committee chairperson with or without management attendance. In any case, the Committee shall meet in executive sessions separately with the independent auditor, at least annually.

Whistleblower Procedures: The Committee shall establish procedures to address "whistleblower" communications. These procedures shall include the method of receipt, retention and treatment of complaints received by the Company regarding questionable accounting, internal accounting controls, or auditing matters. The procedures shall also allow for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Reporting to the Board of Directors: The Committee, through the Committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the Board. In addition, summarized minutes from Committee meetings, separately identifying monitoring activities from approvals, shall be available to each Board member at least one week prior to the subsequent Board meeting.

Committee Self Assessment: The Committee shall annually review, discuss and assess its own performance as well as the Committee role and responsibilities and its charter, seeking input from management, the Board and others. Changes in role and/or responsibilities, if any, shall be recommended to the Board for approval.

Independent Board Members: The Board shall be composed of executive and non-executive members. Independent members are members who meet the independence requirements of Section 10A(m)(3) of the Exchange Act.

                            REPORTING TO SHAREHOLDERS

The Committee shall make available to shareholders a summary report on the scope of its activities. This report may be identical to the report that appears in the Company's annual report.

                COMMITTEE'S RELATIONSHIP WITH INDEPENDENT AUDITOR

The Committee shall have sole authority to appoint or replace the independent auditor (subject to stockholder ratification, if applicable), and shall be directly responsible for the compensation, retention and oversight of the work by the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee, and the Committee shall approve all audit engagement fees and terms and all significant non-audit engagement with the independent auditor.

The Committee shall pre-approve all audit services and permitted non-audit services (including the fees and terms thereof) to be performed by the Company's independent auditor, subject to the de minimis exceptions contained in Section 10(A)(1)(B) of the Exchange Act for non-audit services which are approved by the Committee prior to the completion of the audit. The Committee shall consult with management but shall not delegate these responsibilities.

The independent auditor shall be responsible to the Board and the Committee as representatives of the stockholders.

As the independent auditor reviews financial reports, it will be reporting to the Committee. It shall report all relevant issues to the Committee responsive to agreed-on Committee expectations. In executing its oversight role, the board or Committee should review the audit plan and work of independent auditor.

The Committee shall annually review the performance (effectiveness, objectivity, and independence) of the independent auditor. The Committee shall ensure receipt of a formal written statement from the independent auditor consistent with standards set by the Independence Standards Board. Additionally, the Committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the independent auditor's assurances of independence, it shall take or recommend to the full Board appropriate action to ensure the independence of the independent auditor.

If the independent auditor identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the Committee chairperson.

The Committee shall discuss with the independent auditor certain matters required to be discussed by "Statement on Auditing Standards No. 61," relating to the conduct of the audit.

                       PRIMARY COMMITTEE RESPONSIBILITIES

The Committee shall review and assess:

CEO/CFO Certification: The involvement by the Chief Executive Officer and Chief Financial Officer in the accounting and reporting for the Company enabling them to make the certifications required by the Sarbanes-Oxley Act of 2002.

Risk Management: The Company's business risk management process, including the adequacy of the Company's overall control environment and controls in selected areas representing significant financial and business risk.

Annual Reports and Other Major Regulatory Filings: All audited financial statements in advance of filing or distribution. The Committee's review should include discussion with management and the independent auditor of significant issues regarding accounting principles, practices and judgments.

Internal Controls and Regulatory Compliance: The Company's system of internal controls for detecting accounting and reporting financial errors, fraud and defalcations, legal violations and noncompliance with the corporate code of conduct. The Committee shall also establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Regulatory Examinations: Commission inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations and management's response.

External Audit Responsibilities: Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

Financial Reporting and Controls: Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

Auditor Recommendations: Important independent auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and independent auditor on the overall quality of annual and interim financial reporting.

The Committee  should  review,  assess,  and approve:

         o    The Company's code of ethical conduct.

         o Changes in important accounting principles and the application thereof in both interim and annual financial reports.

         o    Significant conflicts of interest and related-party transactions.

         o Independent auditor performance and changes in independent audit firm (subject to ratification by the Board). The Committee shall ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

                                                                      APPENDIX B

                           INTERNATIONAL ISOTOPES INC.
                          EMPLOYEE STOCK PURCHASE PLAN


                               ARTICLE 1. PURPOSE

         The purpose of this Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of this Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

                             ARTICLE 2. DEFINITIONS

         Certain terms used in this Plan have the meanings set forth in Appendix I.

                       ARTICLE 3. ELIGIBILITY REQUIREMENTS

         3.1 Initial Eligibility. Except as provided in Section 3.2, each Employee shall become eligible to participate in the Plan in accordance with
Article 4 on the first Enrollment Date on or following the later of (a) the date such individual becomes an Employee; or (b) the Effective Date. Participation in the Plan is entirely voluntary.

         3.2 Limitations on Eligibility. The following Employees are not eligible to participate in the Plan:


                (a) Employees whose customary employment is twenty (20) hours or less per week or any lesser number of hours established by the Committee;

                (b) Employees whose customary employment is for not more than five (5) months in any calendar year or any lesser period in a calendar year established by the Committee; and

                (c) Employees who, immediately upon purchasing Shares under the Plan, would own directly or indirectly, an aggregate of five percent (5%) or more of the total combined voting power or value of all outstanding shares of all classes of stock of the Company or any Subsidiary (and for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee).

                              ARTICLE 4. ENROLLMENT

         Any Eligible Employee may enroll in the Plan for any Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company in accordance with procedures established by the Committee on or before the Cut-Off Date with respect to such Offering Period. Unless otherwise determined by the Committee, the enrollment election and the designated rate of payroll deduction shall continue for future Offering Periods unless the Participant changes or cancels the enrollment election or designated rate of payroll deduction prior to the Cut-Off Date in accordance with procedures established by the Committee.

                    ARTICLE 5. GRANT OF OPTIONS ON ENROLLMENT

         5.1 Option Grant. Enrollment by an Eligible Employee in the Plan as of an Enrollment Date will constitute the grant by the Company to such Participant of an option on such Enrollment Date to purchase Shares from the Company pursuant to the Plan.

         5.2 Option Expiration. An option granted to a Participant pursuant to this Plan shall expire, if not terminated for any reason first, on the earliest to occur of (a) the end of the Offering Period in which such option was granted; (b) the completion of the purchase of Shares under the option under
Article 7; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

         5.3 Purchase of Shares. An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the largest number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares purchased by each Participant in any Purchase Period.

         Notwithstanding anything to the contrary herein, to the extent required by Section 423 of the Code, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of $25,000 and any payments made by a Participant in excess of this limitation shall be returned to the Participant in accordance with procedures established by the Committee.

                               ARTICLE 6. PAYMENT

         The Committee may designate the time and manner for payment of Shares to be purchased during the Purchase Period, including, but not limited to, through payroll deductions from Compensation, the terms and conditions of which are designated by the Committee. Payment amounts shall be credited on a bookkeeping basis to a Participant's Account under this Plan. All payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds. No interest accrues on payments by Participants.

                          ARTICLE 7. PURCHASE OF SHARES

         7.1 Option Exercise. Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of whole Shares, as determined by the Committee, which the funds accumulated in the Participant's Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 5.3). Options for other Shares for which options have been granted which are not purchased on the last Purchase Date during the Offering Period shall terminate. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Committee may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

         7.2 Refund of Excess Amount. If, after a Participant's exercise of an option under Section 7.1, an amount remains credited to the Participant's Account as of a Purchase Date, then the remaining amount shall be (a) if no further Purchase Periods are immediately contemplated by the Committee, distributed to the Participant as soon as administratively feasible, or (b) if another Purchase Period is contemplated by the Committee, carried forward in the Account for application to the purchase of Shares on the next following Purchase Date.

         7.3 Employees of Designated Subsidiaries. In the case of Participants employed by a Designated Subsidiary, the Committee may provide for Shares to be sold through the Subsidiary to such Participants, to the extent consistent with Section 423 of the Code.

         7.4 Pro Rata Allocation. If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this
Article 7, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Article 12, the Company shall allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant's Account bears to the aggregate balances of all Participants' Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

         7.5 Notice of Disposition. If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within two (2) years after the date such option is granted or within one (1) year after the date such Shares were transferred to the Participant, and if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or a member of the Employer in writing of such sale, transfer or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition.

       ARTICLE 8. WITHDRAWAL FROM THE PLAN, TERMINATION OF EMPLOYMENT, AND
                                LEAVE OF ABSENCE

         8.1 Withdrawal from the Plan. A Participant may withdraw all funds accumulated in the Participant's Account from the Plan during any Purchase Period by delivering a notice of withdrawal to the Company or a member of the Employer (in a manner prescribed by the Committee) at any time up to thirty (30) days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or at such shorter time in advance of such Purchase Date as the Committee may permit. If notice of complete withdrawal as described in the preceding sentence is timely received, all funds then accumulated in the Participant's Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible and the Company or member of the Employer will cease the Participant's payroll withholding for the Plan in accordance with timing and other procedures established by the Committee. An Employee who has withdrawn during a Purchase Period may not return funds to the Company or a member of the Employer during the same Purchase Period and require the Company or member of the Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan may, however, re-enroll in the Plan on the next subsequent Enrollment Date, if any.

         8.2 Termination of Participation. Unless otherwise determined by the Committee, participation in the Plan terminates when a Participant ceases to be employed by the Company or a member of the Employer for any reason whatsoever or otherwise ceases to be an Eligible Employee. Unless otherwise determined by the Committee, such Participant shall be deemed to have elected a withdrawal from the Plan in accordance with Section 8.1 and all funds accumulated in the Participant's Account shall be distributed to the Participant.

         8.3 Leave of Absence. If a Participant takes a leave of absence, such Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section
8.1. To the extent determined by the Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

       ARTICLE 9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION,
                       LIQUIDATION, MERGER OR ASSET SALE

         9.1 Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the right to purchase Shares of Common Stock covered by a current Offering Period and the number of Shares which have been authorized for issuance under the Plan for any future Offering Period, the maximum number of Shares each Participant may purchase each Offering Period (pursuant to Section 5.3 hereof), as well as the price per Share and the number of Shares covered by each right under the Plan which have not yet been purchased shall be proportionately adjusted in the sole discretion of the Committee for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock, or recapitalization, reorganization, consolidation, split-up, spin-off, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company. Except as expressly provided otherwise by the Committee, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares.

         9.2 Adjustments Upon Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a new Purchase Date (hereinafter the "New Purchase Date"), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Committee. The New Purchase Date shall be before the date of the Company's proposed dissolution or liquidation. Each Participant will be notified in writing that the Purchase Date for the Participant's right to purchase shares has been changed to the New Purchase Date and that the applicable number of Shares will automatically be purchased on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 8.1 hereof.

         9.3 Adjustment Upon Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding right to purchase shares shall be assumed or an equivalent right to purchase shares substituted by the successor corporation or a parent or affiliate of the successor corporation. In the event that the successor corporation refuses to assume or substitute the right to purchase shares, any Offering Period then in progress shall be shortened by setting a New Purchase Date and any Offering Period then in progress shall end on the New Purchase Date. The New Purchase Date shall be before the date of the Company's proposed sale or merger. Each Participant will be notified in writing that the Purchase Date has been changed to the New Purchase Date and that the applicable number of shares will be purchased automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Plan as provided in Section 8.1 hereof.

         9.4 Committee Adjustment. Without limitation on the preceding provisions, in the event of any corporate transaction, the Committee may make such adjustment it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Article 12, in the number, class of or price of Shares available for purchase under the Plan and in the number of Shares which an Employee is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee's authority under this Plan, in the event of any transaction, the Committee may elect to have the options hereunder assumed or such options substituted by a successor entity, to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or to take such other action deemed appropriate by the Committee.

                     ARTICLE 10. DESIGNATION OF BENEFICIARY

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his or her Account is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant's lifetime. In the absence of any such designation, any Account balance remaining unpaid at the Participant's death shall be paid to the Participant's estate or the Committee, in its sole discretion, may pay such Account balance to the Participant's spouse or to any one or more dependents or relatives of the Participant or to such other person as the Committee may designate.

                           ARTICLE 11. ADMINISTRATION

         11.1 Administration by Committee. The Plan shall be administered by the Committee. The Committee shall have the authority to delegate duties to officers, directors or employees of the Company.

         11.2 Authority of Committee. The Committee shall have the full and exclusive discretionary authority to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures, the requirement that Shares be held by a specified broker, and the establishment of the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable accounting consequences to the extent deemed appropriate by the Committee; to permit payroll withholding adjustments to adjust for delays or mistakes in processing of withholding elections; to establish administrative procedures; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee's determinations as to the interpretation and operation of this Plan shall be final and conclusive and each action of the Committee shall be binding on all persons.

         In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules which allow employees of any foreign Subsidiary to participate in, and enjoy the tax benefits offered by, the Plan; provided that such rules shall not result in any grantees of options having different rights and/or privileges under the Plan in violation of Section 423 of the Code nor otherwise cause the Plan to fail to satisfy the requirements of
Section 423 of the Code and the regulations thereunder.

         11.3 Administrative Modification. The Plan provisions relating to the administration of the Plan may be amended by the Committee from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, to obtain any exemption under such laws, or to reduce or eliminate any unfavorable accounting consequences.

                          ARTICLE 12. NUMBER OF SHARES

         Two million (2,000,000) Shares are reserved for sale and authorized for issuance pursuant to the Plan, subject to adjustment as set forth in Article 9. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for the Plan. If on a given Purchase Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practical and as it shall determine to be equitable.

                            ARTICLE 13. MISCELLANEOUS

         13.1 Restrictions on Transfer. Options granted under the Plan to a Participant may not be exercised during the Participant's lifetime other than by the Participant. Neither amounts credited to a Participant's Account nor any rights with respect to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 8.1.

         13.2 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account in the Participant's name, or if the Participant so indicates in the enrollment form, in the Participant's name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee.

         13.3 Treatment of Non-U.S. Participants. Participants who are employed by non-U.S. Designated Subsidiaries, who are paid in foreign currency, and who contribute foreign currency to the Plan through contributions or payroll deductions will have such contributions converted to U.S. dollars. The exchange rate for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Date Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations (if applicable) between the date on which any Participant contributions are converted to U.S. dollars and the following Purchase Date.

         13.4 Withholding. The Company or any member of the Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any member of the Employer, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

         13.5 Equal Rights and Privileges. Except as provided in Section 13.6, all Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan other than Section 13.6 which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan except Section 13.6.

         13.6 Eligible Employees in Other Countries. Without amending the Plan, the Committee may grant options or establish other procedures to provide benefits to Eligible Employees of Designated Subsidiaries with non-U.S. employees on such terms and conditions different from those specified in this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable (a) to comply with provisions of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any Designated Subsidiary may operate or have employees,
(b) to ensure the viability of the benefits from the Plan to Eligible Employees employed in such countries or jurisdictions and (c) to meet the objectives of the Plan. Notwithstanding anything to the contrary herein, any such actions taken by the Committee with respect to Eligible Employees of any Designated Subsidiary may be treated as a subplan outside of an "employee stock purchase plan" under Section 423 of the United States Code and not subject to the requirements of Section 423 set forth in the United States Code and this Plan.

         13.7 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of Texas.

         13.8 Amendment and Termination. The Board may amend, alter, or terminate the Plan at any time; provided, however, that (1) the Plan may not be amended in a way which will cause rights issued under the Plan to fail to meet the requirements of Section 423 of the Code; and (2) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under
Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 11.3, subject to the conditions set forth in this Section 13.8.

         If the Plan is terminated, the Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants' Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

         13.9 No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a member of the Employer any obligation to employ or continue to employ any Employee. The right of the Company or a member of the Employer to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

         13.10 Rights as Shareholder. No Participant shall have any rights as shareholder unless and until Shares of Common Stock have been issued to him or her.

         13.11 Governmental Regulation. The Company's obligation to sell and deliver Shares of the Company's common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

         13.12 Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

         13.13 Condition for Participation. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification and holding requirements of Section 7.5) and the determinations of the Committee.

                                   APPENDIX I

                                   DEFINITIONS

"Account" means a recordkeeping account maintained for a Participant to which Participant contributions and payroll deductions, if applicable, shall be credited.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Compensation Committee or any other committee appointed by the Board.

"Common Stock" means the Common Stock of the Company.

"Company" means International Isotopes Inc., a Texas corporation.

"Compensation" means gross earnings, including such amounts of gross earnings as are deferred by an Eligible Employees (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) under a plan qualified under Section 125 of the Code. Compensation does not include severance pay, equity compensation or gain from stock option exercises.

"Cut-Off Date" means the date established by the Committee from time to time by which enrollment forms must be received prior to an Enrollment Date.

"Designated Subsidiary" means any Subsidiary which has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan and which has adopted the Plan with the approval of the Committee in its sole and absolute discretion.

"Eligible Employee" means an Employee eligible to participate in the Plan in accordance with Article 3.

"Effective Date" means the effective date as determined by the Committee.

"Employee" means any individual who is an employee of the Employer for tax purposes.

"Employer" means the Company or any Designated Subsidiary by which an Employee is employed.

"Enrollment Date" means the first Trading Day of an Offering Period.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the closing trading price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"Grant Date" means a date on which an Eligible Employee is granted an option under the Plan pursuant to Article 5.

"Grant Price" means the Fair Market Value of a Share on the Grant Date for such option.

"Offering Period" means each period, if any, designated by the Committee (which period may be a calendar quarter or any other period designated by the Committee); provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date. The Offering Period may but need not be the same as the Purchase Period, as determined by the Committee.

"Participant" means an Eligible Employee who has enrolled in the Plan pursuant to Article 4.

"Plan" means this International Isotopes Inc. Employee Stock Purchase Plan.

"Purchase Date" with respect to a Purchase Period means the last Trading Day in such Purchase Period.

"Purchase Date Price" means the Fair Market Value of a Share on the applicable Purchase Date.

"Purchase Period" means the period beginning on the Effective Date and ending on the date designated by the Committee and each period, if any, thereafter designated by the Committee (which period may be a calendar quarter or any other period designated by the Committee); provided, that each period shall, in no event end later than twenty-seven (27) months from the Grant Date.

"Purchase Price" means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

         (1)   The Grant Price and

         (2)   The Purchase Date Price.

"Shares" means shares of the Company's Common Stock.

"Subsidiary" means a corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

"Trading Day" means a day on which the OTC Bulletin Board, New York Stock Exchange, Nasdaq stock market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

                                                                      APPENDIX C

              Second Amended and Restated Articles of Incorporation
                                       of
                           International Isotopes Inc.

         International Isotopes Inc. (the "Corporation"), pursuant to the provisions of Article 4.07 of the Texas Business Corporation Act, hereby adopts the Second Amended and Restated Articles of Incorporation which set forth the Articles of Incorporation and supersede the original Restated Articles of Incorporation and all amendments thereto.

         The Articles of Incorporation are hereby amended and restated as follows:

                                    ARTICLE I

         The name of the Corporation is "International Isotopes Inc." (the "Corporation").

                                   ARTICLE II

         The period of duration of the Corporation is perpetual.

                                   ARTICLE III

         The purpose for which the Corporation is organized is to transact any and all lawful business for which a corporation may be incorporated under the Texas Business Corporation Act.

                                   ARTICLE IV

         The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Five Hundred Five Million (505,000,000), of which (a) Five Hundred Million (500,000,000) shares shall be designated as Common Stock, par value $.01 per share, and (b) Five Million 5,000,000) shares shall be designated as Preferred Stock, par value $.01 per share.

         The  following  is  a  statement  of  the  designations,   preferences,
limitations, and relative rights, including voting rights, in respect of the classes of stock of the Corporation and of the authority with respect thereto expressly vested in the Board of Directors of the Corporation:

                                  COMMON STOCK

         (1) Each share of Common Stock of the Corporation shall have identical rights and privileges in every respect. The holders of shares of Common Stock shall be entitled to vote upon all matters submitted to a vote of the shareholders of the Corporation and shall be entitled to one vote for each share of Common Stock held.

         (2) Subject to the prior rights and preferences, if any, applicable to shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive such dividends (payable in cash, stock, or otherwise) as may be declared thereon by the Board of Directors at any time and from time to time out of any funds of the Corporation legally available therefore.

         (3) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Corporation, after distribution in full of the preferential amounts, if any, to be distributed to the holders of shares of the Preferred Stock or any series thereof, the holders of shares of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution to its shareholders, ratably in proportion to the number of shares of the Common Stock held by them. A liquidation, dissolution, or winding-up of the Corporation, as such terms are used in this Paragraph (3), shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation.

                                 PREFERRED STOCK

         (1) Shares of the Preferred Stock may be issued from time to time in one or more series, the shares of each series to have such designations, preferences, limitations, and relative rights, including voting rights, as shall be stated and expressed herein or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation. Each such series of Preferred Stock shall be designated so as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is hereby expressly authorized, subject to the limitations provided by law, to establish and designate series of the Preferred Stock, to fix the number of shares constituting each series, and to fix the designations and the preferences, limitations, and relative rights, including voting rights, of the shares of each series and the variations of the relative rights and preferences as between series, and to increase and to decrease the number of shares constituting each series, provided that the Board of Directors may not decrease the number of shares within a series to less than the number of shares within such series that are then issued. The relative powers, rights, preferences, and limitations may vary between and among series of Preferred Stock in any and all respects so long as all shares of the same series are identical in all respects, except that shares of any such series issued at different times may have different dates from which dividends thereon cumulate. The authority of the Board of Directors of the Corporation with respect to each series shall include, but shall not be limited to, the authority to determine the following:

                (a)   The designation of such series;

                (b)   The number of shares initially constituting such series;

                (c) The rate or rates and the times at which dividends on the shares of such series shall be paid, the periods in respect of which dividends are payable, the conditions upon such dividends, the relationship and preferences, if any, of such dividends to dividends payable on any other class or series of shares, whether or not such dividends shall be cumulative, partially cumulative, or noncumulative, if such dividends shall be cumulative or partially cumulative, the date or dates from and after which, and the amounts in which, they shall accumulate, whether such dividends shall be share dividends, cash or other dividends, or any combination thereof, and the other terms and conditions, if any, applicable to dividends on shares of such series;

                (d) Whether or not the shares of such series shall be redeemable or subject to repurchase at the option of the Corporation or the holder thereof or upon the happening of a specified event, if such shares shall be redeemable, the terms and conditions of such redemption, including but not limited to the date or dates upon or after which such shares shall be redeemable, the amount per share which shall be payable upon such redemption, which amount may vary under different conditions and at different redemption dates, and whether such amount shall be payable in cash, property, or rights, including securities of the Corporation or another corporation;

                (e) The rights of the holders of shares of such series (which may vary depending upon the circumstances or nature of such liquidation, dissolution, or winding up) in the event of the voluntary or involuntary liquidation, dissolution, or winding up of the Corporation and the relationship or preference, if any, of such rights to rights of holders of stock of any other class or series. A liquidation, dissolution, or winding up of the Corporation, as such terms are used in this subparagraph (e), shall not be deemed to be occasioned by or to include any merger of the Corporation with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Corporation, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Corporation;

                (f) Whether or not the shares of such series shall have voting powers and, if such shares shall have such voting powers, the terms and conditions thereof, including, but not limited to, the right of the holders of such shares to vote as a separate class either alone or with the holders of shares of one or more other classes or series of stock and the right to have more (or less) than one vote per share; provided, however, that the right to cumulate votes for the election of directors is expressly denied and prohibited;

                (g) Whether or not a sinking fund shall be provided for the redemption of the shares of such series and, if such a sinking fund shall be provided, the terms and conditions thereof;

                (h) Whether or not a purchase fund shall be provided for the shares of such series and, if such a purchase fund shall be provided, the terms and conditions thereof;

                (i) Whether or not the shares of such series, at the option of either the Corporation or the holder or upon the happening of a specified event, shall be convertible into stock of any other class or series and, if such shares shall be so convertible, the terms and conditions of conversion, including, but not limited to, any provision for the adjustment of the conversion rate or the conversion price;

                (j) Whether or not the shares of such series, at the option of either the Corporation or the holder or upon the happening of a specified event, shall be exchangeable for securities, indebtedness, or property of the Corporation and, if such shares shall be so exchangeable, the terms and conditions of exchange, including, but not limited to, any provision for the adjustment of the exchange rate or the exchange price; and

                (k) Any other preferences, limitations, and relative rights as shall not be inconsistent with the provisions of this Article IV or the limitations provided by law.

         (2) Except as otherwise required by law or in any resolution of the Board of Directors creating any series of Preferred Stock, the holders of shares of Preferred Stock and all series thereof who are entitled to vote shall vote together with the holders of shares of Common Stock, and not separately by class.

         (3) The Corporation has designated up to 10,000 shares of Preferred Stock as Series A Convertible Redeemable Preferred Stock. The designations, preferences and rights of the Series A Convertible Redeemable Preferred Stock are as set forth on Exhibit A.

         (4) The Corporation has designated up to 14,300 shares of Preferred Stock as Series B Convertible Redeemable Preferred Stock. The designations, preferences and rights of the Series B Convertible Redeemable Preferred Stock are as set forth on Exhibit B.

                                    ARTICLE V

         At each election of directors, each shareholder entitled to vote at such election shall have the right to vote in person or by proxy the number of shares owned by such shareholder for as many persons as there are directors to be elected and for whose election such shareholder has a right to vote. No shareholder shall have the right to cumulate their votes in any election of directors.

                                   ARTICLE VI

         No holder of any shares of any class of stock of the corporation shall, as such holder, have any preemptive or preferential right to receive, purchase or subscribe to additional, unissued or treasury shares of any class of stock of the corporation, or securities, obligations or evidences of indebtedness of the corporation convertible into or carrying a right to subscribe to or purchase such shares, or any other securities that may hereafter from time to time be issued or sold by the corporation.

                                   ARTICLE VII

         The address of the initial registered office of the corporation is 3400 Chase Tower, 600 Travis, Houston, Texas, 77002 and the name of its registered agent at such address is Curtis Ashmos.

                                  ARTICLE VIII

         The Corporation shall indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding (as hereinafter defined) because the person (i) is or was a director or officer of the Corporation or (ii) while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan, or other enterprise, to the fullest extent that a corporation may grant indemnification to a director under the Texas Business Corporation Act, as the same exists or may hereafter be amended. Such right shall be a contract right and as such shall run to the benefit of any director or officer who is elected and accepts the position of director or officer of the Corporation or elects to continue to serve as a director or officer of the Corporation while this Article X is in effect. Any repeal or amendment of this Article X shall be prospective only and shall not limit the rights of any such director or officer or the obligations of the Corporation with respect to any claim arising from or related to the services of such director or officer in any of the foregoing capacities prior to any such repeal or amendment of this Article X. Such right shall include the right to be paid or reimbursed by the Corporation for expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted under the Texas Business Corporation Act, as the same exists or may hereafter be amended. If a claim for indemnification or advancement of expenses hereunder is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, the claimant shall be entitled to be paid also the expenses of prosecuting such claim. It shall be a defense to any such action that such indemnification or advancement of costs of defense are not permitted under the Texas Business Corporation Act, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) to have made its determination prior to the commencement of such action that indemnification of, or advancement of costs of defense to, the claimant is permissible in the circumstances nor an actual determination by the Corporation (including its Board of Directors or any committee thereof, special legal counsel, or shareholders) that such indemnification or advancement is not permissible, shall be a defense to the action or create a presumption that such indemnification or advancement is not permissible. In the event of the death of any person having a right of indemnification under the foregoing provisions, such right shall inure to the benefit of his heirs, executors, administrators, and personal representatives. The rights conferred above shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, bylaw, resolution of shareholders or directors, agreement, or otherwise.

         The Corporation may additionally indemnify any person covered by the grant of mandatory indemnification contained above to such further extent as is permitted by law and may indemnify any other person to the fullest extent permitted by law.

         To the extent permitted by then applicable law, the grant of mandatory indemnification to any person pursuant to this Article X shall extend to proceedings involving the negligence of such person.

         As used herein, the term "proceeding" means any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative, or investigative, any appeal in such an action, suit, or proceeding, and any inquiry or investigation that could lead to such an action, suit, or proceeding.

                                   ARTICLE IX

         Any action of the Corporation which, under the provisions of the Texas Business Corporation Act or any other applicable law, is required to be authorized or approved by the holders of any specified percentage which is in excess of fifty percent of the outstanding shares (or of any class or series thereof) of the Corporation shall, notwithstanding any law, be deemed effectively and properly authorized or approved if authorized or approved by the vote of the holders of more than fifty percent of the outstanding shares entitled to vote thereon (or, if the holders of any class or series of the Corporation's shares shall be entitled by the Texas Business Corporation Act or any other applicable law to vote thereon separately as a class, by the vote of the holders of more than fifty percent of the outstanding shares of each such class or series). Without limiting the generality of the foregoing, the foregoing provisions of this Article Ten shall be applicable to any required shareholder authorization or approval of: (a) any amendment to these articles of incorporation; (b) any plan of merger, share exchange, or reorganization involving the Corporation; (c) any sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of the Corporation; and
(d) any voluntary dissolution of the Corporation.

                                    ARTICLE X

         Any action required by the Texas Business Corporation Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder or holders of shares of the Corporation having not less than a minimum of votes that would be necessary to take such action at a meeting at which the holders of all shares of the Corporation entitled to vote on the action were present and voted.

         International Isotopes Inc.



         By: /s/ Steve T. Laflin
         ---------------------------------
         Steve T. Laflin, President and CEO

                                    EXHIBIT A

                                    ARTICLE I

           Designation, Amount, Par Value, Liquidation Value And Rank

         1.1 The series of preferred stock shall be designated as Series A Convertible Redeemable Preferred Stock, ("Series A Preferred Stock" or "Preferred Stock"), and the number of shares so designated shall be up to 10,000 (which shall not be subject to increase without the consent of each of the holders of the Series A Preferred Stock ("Holders")). Each share of Preferred Stock, $.01 par value per share, shall have a liquidation value of $1,000 per share (the "Liquidation Value").

         1.2 The Series A Preferred Stock shall rank senior to the Junior Securities upon liquidation, dissolution or winding up. No class of equity securities of the Company shall be senior to the Series A Preferred Stock upon liquidation, dissolution or winding up.

                                   ARTICLE II

                                    Dividends

         2.1 Holders of Series A Preferred Stock shall be entitled to receive dividends if, when and in such amounts as are declared by the Company's Board of Directors from time to time, provided that Holders shall not be entitled to any specified dividends and, unless declared by the Company, no dividends shall accrue.

                                   ARTICLE III

                                  Voting Rights

         3.1 Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Holders of more than 75% of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the absolute or relative powers, preferences or rights given to the Preferred Stock, (b) alter or amend this Certificate of Designation, (c) amend its, or their, Certificate of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders, (d) increase the authorized number of shares of Preferred Stock, (e) sell all or substantially all of its, or their, assets, (f) merge with or into another company, in the event that the Company will not be the surviving entity or (g) enter into any agreement with respect to the foregoing.

                                   ARTICLE IV

                                   Liquidation

         4.1 Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company legally available therefor, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Liquidation Value before any distribution or payment shall be made to the Holders of any Junior Securities. If the assets of the Company shall be insufficient to pay in full all amounts due to the Holders then the entire assets to be distributed to the Holders and the Holders of all securities ranking pari passu to the Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance, lease, transfer or disposition of all or substantially all of the assets of the Company or the consummation by the Company of a transaction or series of related transactions in which more than 40% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of
Article VII. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

                                    ARTICLE V

                                   Conversion

         5.1    Right of Holders to Convert Preferred Stock into Common Stock.

         (a) Conversion Price. Subject to and upon compliance with the provisions of this Section 5.1, each share of Preferred Stock at a price per share equal to the purchase price as set forth in the Purchase Agreement plus any and all accrued but unpaid dividends thereon may, at any time at or before the close of business on May 31, 2022 be converted into duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock at a conversion price of $2.00 per share to be adjusted as set forth in Article VII, and subject to the provisions of this Article V (the "Conversion Price").

         (b) Notice of Conversion. If an adjustment in the Conversion Price and, if applicable, a change in the securities or other property issuable upon conversion has taken place pursuant to Articles V or VII, then the conversion described in Section 5.1(a) shall be at the applicable Conversion Price and in such securities or other property as so adjusted. The Purchaser desiring to make a conversion shall deliver to the Company, during usual business hours of the Company's office, or, at the Purchaser's option, to the Company's transfer agent during its usual business hours (with a copy to the Company), a written notice of election to convert, as provided in the form attached hereto as Exhibit A (a "Notice of Conversion"), accompanied, if required, by the stock certificate(s) evidencing the shares of Preferred Stock which are to be converted.

         5.2    Issuance of Shares Upon Conversion.

         (a)    As promptly as practicable,  but in any event no later than five
(5) Trading Days after delivery of a Notice of Conversion and, if required, the surrender, as herein provided, of any certificates for shares of Preferred Stock for conversion, the Company shall deliver or cause to be delivered to the Holder of the Preferred Stock delivering such Notice of Conversion, or such Holder's designee, a certificate or certificates representing the number of duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock, into which such shares of Preferred Stock may be converted in accordance with the provisions of this Article V. Such conversion shall be deemed to have been made at the time and on the date the Notice of Conversion is delivered to the Company, as long as, if required, the Preferred Stock being converted are promptly delivered to the Company and the rights of the Holder of such Preferred Stock as a Holder (subject to the Company's satisfaction of its obligations hereunder with respect to such conversion) shall cease at such time with respect to the shares of Preferred Stock that such Holder would have held had the shares of Preferred Stock converted into Underlying Shares not been so converted (the "Converted Preferred Stock"), the Person or Persons entitled to receive the shares of Common Stock, upon conversion of such Preferred Stock, shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the Conversion Price in effect at such time (the "Conversion Date"). Subject to paragraph 5.2(b), if any certificated shares of Preferred Stock are converted in part only, upon such conversion the Company shall execute and deliver to the Holder thereof, as requested by such Holder, a new Preferred Stock certificate for the number of shares of Preferred Stock equal to the unconverted portion of such Preferred Stock certificate.

         (b) Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Preferred Stock in accordance with the terms hereof, the Holder shall not be required to physically surrender its certificate of Preferred Stock to the Company unless the entire amount of shares of Preferred Stock is so converted. The Holder and the Company shall maintain records showing the number of shares of Preferred Stock already converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Preferred Stock certificate(s) upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of shares of a Preferred Stock certificate is converted, the Holder may not transfer the Preferred Stock certificate unless the Holder first physically surrenders the certificate to the Company, whereupon the Company shall promptly issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing the number of remaining unconverted shares of Preferred Stock. The Holder and any assignee, by acceptance of the Preferred Stock, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of a Preferred Stock certificate, the unpaid and unconverted shares of such Preferred Stock certificate may be less than the amount stated on the face thereof.

         (c) In lieu of delivering physical certificates representing the Conversion Shares, provided the Company's transfer agent is participating in the Depositary Trust Company Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and in compliance with the provisions of Sections 5.1 and 5.2, the Company shall use its best efforts to cause its transfer agent to electronically transmit the shares of Common Stock issuable upon conversion of the Preferred Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

         5.3    Mandatory Redemption on May 31, 2022.

         (a) All outstanding and unconverted shares of Series A Preferred Stock on May 31, 2022 shall be redeemed by the Company pursuant to this Section
5.3 from funds or shares of Common Stock legally available therefor at a price per share equal to the purchase price as set forth in the Purchase Agreement. Thereafter, all shares of Series A Preferred Stock shall cease to be outstanding and shall have the status of authorized but undesignated preferred stock. The Company, at its option, shall pay the redemption price either in cash or in shares of Common Stock valued at the Average Price on May 31, 2002.

         (b) If any portion of the applicable redemption price under Section 5.3(a) shall not be paid by the Company within seven (7) calendar days after the date due, interest shall accrue thereon at the rate of 15% per annum until the redemption price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty).

                                   ARTICLE VI

                            Registration Requirements

         6.1 Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of the Preferred Stock as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock into Common Stock (the "Reserved Amount"). The Company covenants that all shares of the Common Stock issued upon conversion of the Preferred Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

                                   ARTICLE VII

                         Adjustment of Conversion Price

         7.1 Adjustment of Conversion Price. In addition to any adjustment to the Conversion Price provided elsewhere in this Certificate of Designation, the Conversion Price in effect at any time shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         (a)    Common Stock  Dividends;  Common Stock  Splits;  Reverse  Common
Stock Splits. If the Company, at any time while the Preferred Stock is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of Capital Stock of the Company, the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7.1(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         (b) Rounding. All calculations under Section 7.1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (c) Notice of Adjustment. Whenever the Conversion Price is adjusted pursuant to paragraph 7.1(a), the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         7.2 Officer's Certificate. Whenever the number of shares purchasable upon conversion shall be adjusted as required by the provisions of Section 7.1, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any holder of the Preferred Stock and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Holders.

         7.3 Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         7.4 Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         7.5 Payment of Tax Upon Issue or Transfer. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         7.6 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 8:00 p.m. EST where such notice is to be received), or the first Business Day following such delivery (if received after 8:00 p.m. EST where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to International Isotopes Inc., 4137 Commerce Circle, Idaho Falls, Idaho 83401, Telephone: 208-524-5300,
Facsimile: 208-524-1411, Attention: Steve Laflin with copies to Locke Liddell & Sapp, LLP, 100 Congress, Suite 300, Austin, Texas 78731, Attention: Curtis R. Ashmos, and (ii) if to any Holder to the address set forth on Schedule II to the Purchase Agreement or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         7.7 Allocations of Reserved Amount. The Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Preferred Stock issued to each Holder. Each increase to the Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Preferred Stock held by each Holder at the time of the increase in the Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be allocated to the remaining Holders, pro rata, based on the number of shares of Preferred Stock then held by such Holders.

         7.8 Nasdaq Limitation. In no event shall the Company be required to issue shares of Common Stock upon the conversion of Preferred Stock if such issuance would violate the rules of Nasdaq.

                                  ARTICLE VIII

                               Optional Redemption

         8.1    Optional Redemption.

         (a) The shares of Preferred Stock are redeemable, in whole or in part, at the option of the Company during the following time periods, from time to time, under the following conditions and subject also to the conditions set forth in Section 8.1(b) (the "Optional Redemption"):

                (i) Prior to the first anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over twenty (20) consecutive Trading Days reaches over 200% of the Conversion Price as at the Original Issue Date;

                (ii) During the period commencing on the first Business Day immediately after the first anniversary of the Original Issue Date and ending on the second anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over twenty (20) consecutive Trading Days reaches over 175% of the Conversion Price as at the Original Issue Date; and

                (iii) After the second anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over twenty (20) consecutive Trading Days reaches over 150% of the Conversion Price as at the Original Issue Date.

         (b) Subject to the conditions set forth in Section 8.1(a), so long as (i) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Redemption Notice Date (as defined below) and (ii) the Company has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Preferred Stock, upon ten (10) Business Days prior written notice to the Holder (a "Redemption
Notice"), the full number of outstanding shares of Preferred Stock may be redeemed by the Company, in whole at a price equal to the original purchase price of the Preferred Stock (the "Redemption Price"), together with any declared but unpaid dividends and all liquidated damages and other amounts due in respect thereof up to the Redemption Date (as defined below) (subject to the right of the Holder on the Record Date to receive dividends due on the Dividend Payment Date).

         8.2 Mechanics of Redemption. The Company shall exercise its right to redeem by delivering its Redemption Notice by facsimile and overnight courier to each Holder (such date that the notice is given, the "Redemption Notice Date"). Such Redemption Notice shall indicate (A) the Redemption Price, (B) each Holder's pro rata allocation of such maximum amount, and (C) a confirmation of the date ("Redemption Date") that the Company shall effect the redemption, which date shall be not less than thirty (30) Business Days and not more than sixty
(60) calendar days after the Redemption Notice Date. Notwithstanding anything in this Section 8.2, the Company shall convert any Preferred Stock pursuant to
Article VIII if the Conversion Notice for shares of Preferred Stock submitted for conversion is (i) delivered before the Redemption Date, (ii) for a Conversion Price greater than or equal to the Redemption Price (appropriately adjusted in accordance with the terms hereof) or (iii) in excess of such Holder's pro rata allocation of the maximum Redemption Price indicated in its Redemption Notice.

         8.3 Payment of Redemption Price. The Company shall pay the applicable Optional Redemption Price to the Holder of the shares of Preferred Stock being redeemed in cash on the Redemption Date. If the Company shall fail to pay the applicable Redemption Price to such Holder on the Redemption Date, in addition to any remedy such Holder may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month until paid in full.

                                   ARTICLE IX

                                   Definitions

         9.1 Definitions. For the purposes hereof, the following terms shall have the following meanings:

         "Act" means the Securities Act of 1993, as amended.

         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing.

         "Authorization Date" has the meaning set forth in Section 6.2.

         "Average Price" on any date means (x) the sum of the Per Share Market Value for the five (5) Trading Days immediately preceding such date, divided by
(z) five (5).

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

         "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of 40% of the voting securities of the Issuer, (ii) a replacement of more than one-half of the members of the Issuer's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Issuer with or into another entity, unless following such transaction, the Holders of the Issuer's securities continue to hold at least 67% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Issuer in one or a series of related transactions, or (v) the execution by the Issuer of an agreement to which the Issuer is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv).

         "Closing Date" means the date of the closing of the purchase and sale of the Preferred Stock.

         "Commission"   means  the  United   States   Securities   and  Exchange
Commission, or any successor to such agency.

         "Common Stock" means the Company's common stock, $.01 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

         "Conversion Date" has the meaning set forth in Section 5.3(a).

         "Conversion Price" has the meaning set forth in Section 5.1.

         "Conversion   Shares"  has  the  meaning  set  forth  in  the  Purchase
Agreement.

         "Converted  Preferred  Stock"  has the  meaning  set  forth in  Section
5.3(a).

         "DTC" means the Depositary Trust Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" or other similar terms means the registered holder of any share of Preferred Stock.

         "Issuance Date" means the date of first issue of any shares of Preferred Stock.

         "Junior Securities" means the Common Stock and all other equity securities of the Company which are junior in rights and liquidation preference to Preferred Stock.

         "Liquidation Value" has the meaning set forth in Section 1.1.

         "Nasdaq" means the Nasdaq Smallcap Market.

         "Notice of Conversion" has the meaning set forth in Section 5.1(b).

         "Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

         "Per Share Market Value" means (i) on any particular date the closing bid price per share of the Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on Nasdaq or, if the Common Stock is not then quoted on Nasdaq, any Subsequent Market on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date or (ii) if the Common Stock is not listed then on Nasdaq or any Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holder of this Debenture; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select in good faith an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

         "Person"  means  a   corporation,   an   association,   a  partnership,
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Original Issue Date, among the Company and the original Holders of the Preferred Stock.

         "Redemption Date" has the meaning set forth in Section 8.2.

         "Redemption Notice" has the meaning set forth in Section 8.1(b). "Redemption Notice Date" has the meaning set forth in Section 8.2. "Redemption Price" has the meaning set forth in Section 8.1(b).

         "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

         "Registration   Rights   Agreement"  means  the   Registration   Rights
Agreement, dated as of the Original Issue Date, by and among the Company and the original Holders.

         "Registration Statement" has the meaning set forth in the Registration Rights Agreement,

         "Reserved Amount" has the meaning set forth in Section 6.1.

         "Stock Option Plan" means any contract, plan or agreement which has been approved by the Board of Directors of the Issuer, pursuant to which the Issuer's securities may be issued to any employee, officer, director or consultant.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Subsequent Market" means the New York Stock Exchange, American Stock Exchange or Nasdaq National Market.

         "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq or, if the Common Stock is not then designated on Nasdaq, on such Subsequent Market on which the Common Stock is then listed or quoted or (b) if the Common Stock is not listed on Nasdaq or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter Market, as reported by the OTC Bulletin Board, or (c) if the Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions or reporting prices) provided, however that in any event that the Common Stock is not listed or quoted as set forth in (a), (b), or (c) hereof, then a Trading Day shall mean any Business Day.

         "Underlying Shares" means the number of shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof and the Purchase Agreement.

         "Warrant" or "Warrants" has the meaning set forth in the Purchase Agreement.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Modification of Certificate of Designation. This Certificate of Designation may be modified without prior notice to any Holder upon the written consent of the Company and the Holders of more than 75% of the shares of Preferred Stock then outstanding. The Holders of more than 75% of the shares of Preferred Stock then outstanding may waive compliance by the Company with any provision of this Certificate of Designation without prior notice to any Holder. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (1) reduce the number of shares of Preferred Stock whose Holders must consent to an amendment, supplement or waiver, or (2) make any shares of Preferred Stock payable in money or property other than as stated in the Certificate of Designation.

         10.2 Miscellaneous. This Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof, except for matters of corporate law, which shall be governed by the laws of the State of Texas. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Certificate of Designation, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Holder of Preferred Stock by acceptance of a share of Preferred Stock agrees to be bound by the provisions of this Certificate of Designation which are expressly binding on such Holder.

         10.3 Preferred Stock Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite number of shares of Preferred Stock have concurred in any direction, consent or waiver under this Certificate of Designation, shares of Preferred Stock which are owned by the Company or any other obligor on the Preferred Stock or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Preferred Stock shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any shares of Preferred Stock owned by the Purchasers shall be deemed outstanding for purposes of making such a determination. Shares of Preferred Stock so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such shares of Preferred Stock and that the pledgee is not the Company or any other obligor upon the Preferred Stock or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Preferred Stock.

         10.4 Notice to Holders Prior to Taking Certain Types of Action. In case:

         (a) the Company shall authorize the issuance, at any time from and after the Original Issue Date, to all holders of any class or series of its Capital Stock, of rights or warrants to subscribe for or purchase shares of its capital stock or of any other right;

         (b) the Company shall authorize, at any time from and after the Original Issue Date, the distribution to all holders of any class or series of its Capital Stock, of evidences of its indebtedness or assets;

         (c) the Company shall declare a dividend (or other distribution) on its Common Stock or the Company shall declare a special nonrecurring dividend on or a redemption of its Common Stock;

         (d) of any subdivision, combination or reclassification of any class or series of Capital Stock of the Company at any time from and after the Original Issue Date or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

         (e) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be mailed to the Holders, at their last addresses as they shall appear upon the registration books of the Company, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of record of such class or series of Capital Stock are to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class or series of Capital Stock record shall be entitled to exchange their stock for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action.

         The failure to give the notice required by this Section 10.4 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing.

         10.5   Effect  of  Headings.   The  Section  headings  herein  are  for
convenience only and shall not affect the construction hereof.

         10.6 References. References to Sections and Articles are to Sections and Articles of this Certificate of Designation, unless otherwise expressly provided.

         10.7 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         10.8 Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company (including any bond the Company's transfer agent requires the Holders to post) of the loss, theft, destruction or mutilation of any stock certificates representing Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of such Series A Preferred Stock certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Company to convert such Preferred Stock into Common Stock.

         10.9 Remedies Characterized; Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. The Company covenants to each Holder of Preferred Stock that there shall be no characterization concerning this instrument other than as expressly provided herein. The Company further covenants that it will not take any action which might materially and adversely affect the rights of the Holders of Preferred Stock. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of the Preferred Stock and that the remedy at law in the event of any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of the Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         10.10 Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all Purchasers (as defined in this Purchase Agreement) and shall not be construed against any person as the drafter hereof.

         10.11 Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         10.12  Payment  of  Tax  Upon  Issue  of  Transfer.   The  issuance  of
certificates for shares of the Common Stock upon conversion of the Preferred Shares shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to convert shares of Series A
Convertible Redeemable Preferred Stock)

         The undersigned hereby elects to convert the number of shares of Series A Convertible Redeemable Preferred Stock ("Series A Preferred Stock") indicated below, into shares of common stock, par value $.01 per share (the "Common
Stock"), of International Isotopes Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

                                   Conversion calculations:

                                   _____________________________________________
                                   Date to effect conversion

                                   _____________________________________________
                                   Number of shares of Series A Preferred Stock to be converted

                                   _____________________________________________
                                   Number of shares of Common Stock to be issued

                                   _____________________________________________
                                   Applicable Conversion Price

                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Name

                                   _____________________________________________
                                   Address

                                    EXHIBIT B

                                    ARTICLE I

           Designation, Amount, Par Value, Liquidation Value And Rank

         1.1 The series of preferred stock shall be designated as Series B Convertible Redeemable Preferred Stock, ("Series B Preferred Stock" or "Preferred Stock"), and the number of shares so designated shall be up to 14,300 (which shall not be subject to increase without the consent of each of the holders of the Series B Preferred Stock ("Holders")). Each share of Preferred Stock, $.01 par value per share, shall have a liquidation value of $1,000 per share (the "Liquidation Value").

         1.2 The Series B Preferred Stock shall rank pari passu with the Series A Preferred Stock and senior to all Junior Securities upon liquidation, dissolution or winding up. No class of equity securities of the Company shall be senior to the Series B Preferred Stock upon liquidation, dissolution or winding up.

                                   ARTICLE II

                                    Dividends

         2.1 Series B Preferred Stock shall be entitled to receive dividends if, when and in such amounts as are declared by the Company's Board of Directors from time to time, provided that Holders shall not be entitled to any specified dividends and, unless declared by the Company, no dividends shall accrue. Previous dividends shall cease to accrue as of December 1, 2001.

                                   ARTICLE III

                                  Voting Rights

         3.1 Except as otherwise provided herein and as otherwise required by law, the Preferred Stock shall have no voting rights. However, so long as any shares of Preferred Stock are outstanding, the Company shall not and shall cause its subsidiaries not to, without the affirmative vote of the Holders of more than 75% of the shares of the Preferred Stock then outstanding, (a) alter or change adversely the absolute or relative powers, preferences or rights given to the Preferred Stock, (b) alter or amend this Certificate of Designation, (c) amend its, or their, Articles of Incorporation, bylaws or other charter documents so as to affect adversely any rights of any Holders, (d) increase the authorized number of shares of Preferred Stock, (e) sell all or substantially all of its, or their, assets, (f) merge with or into another company, in the event that the Company will not be the surviving entity or (g) enter into any agreement with respect to the foregoing.

                                   ARTICLE IV

                                   Liquidation

         4.1 Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company legally available therefor, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Liquidation Value, before any distribution or payment shall be made to the Holders of any Junior Securities. If the assets of the Company shall be insufficient to pay in full all amounts due to the Holders then the entire assets to be distributed to the Holders and the Holders of all securities ranking pari passu to the Preferred Stock ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A sale, conveyance, lease, transfer or disposition of all or substantially all of the assets of the Company or the consummation by the Company of a transaction or series of related transactions in which more than 40% of the voting power of the Company is disposed of, or a consolidation or merger of the Company with or into any other company or companies shall not be treated as a Liquidation, but instead shall be subject to the provisions of
Article VII. The Company shall mail written notice of any such Liquidation, not less than 45 days prior to the payment date stated therein, to each Holder.

                                    ARTICLE V

                                   Conversion

         5.1    Right of Holders to Convert Preferred Stock into Common Stock.

         (a) Conversion Price. Subject to and upon compliance with the provisions of this Section 5.1, each share of Preferred Stock at a price per share equal to the Original Purchase Price as set forth in the Purchase Agreement may, at any time at or before the close of business of the date the Company pays the full redemption price therefor under Section 5.4(a), be converted into duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock at a conversion price of $2.00 per share, subject to the provisions of this Article V (the "Conversion Price").

         (b) Notice of Conversion. If an adjustment in the Conversion Price and, if applicable, a change in the securities or other property issuable upon conversion has taken place pursuant to Articles V or VII, then the conversion described in Section 5.1(a) shall be at the applicable Conversion Price and in such securities or other property as so adjusted. The Purchaser desiring to make a conversion shall deliver to the Company, or, at the Purchaser's option, to the Company's transfer agent (with a copy to the Company), a written notice of election to convert, as provided in the form attached hereto as Exhibit A (a "Notice of Conversion"), accompanied, if required, by the stock certificate(s) evidencing the shares of Preferred Stock which are to be converted.

         5.2    Issuance of Shares Upon Conversion.

         (a)    As promptly as practicable,  but in any event no later than five
(5) Trading Days after delivery of a Notice of Conversion and, if required, the surrender, as herein provided, of any certificates for shares of Preferred Stock for conversion, the Company shall deliver or cause to be delivered to the Holder of the Preferred Stock delivering such Notice of Conversion, or such Holder's designee, a certificate or certificates representing the number of duly authorized, validly issued, fully-paid and nonassessable shares of Common Stock, into which such shares of Preferred Stock may be converted in accordance with the provisions of this Article V. Such conversion shall be deemed to have been made at the time and on the date the Notice of Conversion is delivered to the Company under Section 7.7 (the "Conversion Date"), as long as, if required, the Preferred Stock being converted are promptly delivered to the Company and the rights of the Holder of such Preferred Stock as a Holder (subject to the Company's satisfaction of its obligations hereunder with respect to such conversion) shall cease at such time with respect to the shares of Preferred Stock that such Holder would have held had the shares of Preferred Stock converted into Underlying Shares not been so converted (the "Converted Preferred Stock"), the Person or Persons entitled to receive the shares of Common Stock, upon conversion of such Preferred Stock, shall be treated for all purposes as having become the record holder or holders of such shares of Common Stock at such time, and such conversion shall be at the Conversion Price in effect at such time. Subject to paragraph 5.2(b), if any certificated shares of Preferred Stock are converted in part only, upon such conversion the Company shall execute and deliver to the Holder thereof, as requested by such Holder, a new Preferred Stock certificate for the number of shares of Preferred Stock equal to the unconverted portion of such Preferred Stock certificate.

         (b) Notwithstanding anything to the contrary set forth herein, upon conversion of shares of Preferred Stock in accordance with the terms hereof, the Holder shall not be required to physically surrender its certificate of Preferred Stock to the Company unless the entire amount of shares of Preferred Stock is so converted. The Holder and the Company shall maintain records showing the number of shares of Preferred Stock already converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of the Preferred Stock certificate(s) upon each such conversion. In the event of any dispute or discrepancy, such records of the Company shall be controlling and determinative in the absence of manifest error. Notwithstanding the foregoing, if any portion of shares of a Preferred Stock certificate is converted, the Holder may not transfer the Preferred Stock certificate unless the Holder first physically surrenders the certificate to the Company, whereupon the Company shall promptly issue and deliver upon the order of the Holder a new certificate of like tenor, registered as the Holder (upon payment by the Holder of any applicable transfer taxes) may request, representing the number of remaining unconverted shares of Preferred Stock. The Holder and any assignee, by acceptance of the Preferred Stock, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of a Preferred Stock certificate, the unpaid and unconverted shares of such Preferred Stock certificate may be less than the amount stated on the face thereof.

         (c) In lieu of delivering physical certificates representing the Conversion Shares, provided the Company's transfer agent is participating in the Depositary Trust Company Fast Automated Securities Transfer ("FAST") program, upon request of the Holder and in compliance with the provisions of Sections 5.1 and 5.2, the Company shall use its best efforts to cause its transfer agent to electronically transmit the shares of Common Stock issuable upon conversion of the Preferred Stock to the Holder by crediting the account of the Holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

         5.3    Mandatory Redemption on May 31, 2022.

         (a) All outstanding and unconverted shares of Series B Preferred Stock on May 31, 2022 shall be redeemed by the Company pursuant to this Section
5.3 from funds or shares of Common Stock legally available therefor at a price per share equal to the purchase price as set forth in the Purchase Agreement. Thereafter, all shares of Series B Preferred Stock shall cease to be outstanding and shall have the status of authorized but undesignated preferred stock. The Company, at its option, shall pay the redemption price either in cash or in shares of Common Stock valued at the Average Price on May 31, 2022.

         (b) If any portion of the applicable redemption price under Section 5.3(a) shall not be paid by the Company within seven (7) calendar days after the date due, interest shall accrue thereon at the rate of 15% per annum until the redemption price plus all such interest is paid in full (which amount shall be paid as liquidated damages and not as a penalty).

                                   ARTICLE VI

                            Registration Requirements

         6.1 Reservation of Shares. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon conversion of the Preferred Stock as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of all outstanding shares of Preferred Stock into Common Stock (the "Reserved Amount"). The Company covenants that all shares of the Common Stock issued upon conversion of the Preferred Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable.

                                   ARTICLE VII

                         Adjustment of Conversion Price

         7.1 Adjustment of Conversion Price. In addition to any adjustment to the Conversion Price provided elsewhere in this Certificate of Designation, the Conversion Price in effect at any time shall be subject to adjustment from time to time upon the happening of certain events, as follows:

         (a)    Common Stock  Dividends;  Common Stock  Splits;  Reverse  Common
Stock Splits. If the Company, at any time while the Preferred Stock is outstanding, (a) shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of Common Stock any shares of Capital Stock of the Company, the Conversion Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 7.1(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

         (b) Rounding. All calculations under Section 7.1 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

         (c) Notice of Adjustment. Whenever the Conversion Price is adjusted pursuant to paragraphs 7.1(a), the Company shall promptly deliver to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

         7.2 Officer's Certificate. Whenever the number of shares purchasable upon conversion shall be adjusted as required by the provisions of Section 7.1, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of shares determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any holder of the Preferred Stock and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Holders.

         7.3 Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Preferred Stock hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

         7.4 Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

         7.5 Payment of Tax Upon Issue or Transfer. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         7.6 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back delivered), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered by 8:00 p.m. CST where such notice is to be delivered), or the first Business Day following such delivery (if delivered after 8:00 p.m. CST where such notice is to be delivered) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to International Isotopes Inc., 4137 Commerce Circle, Idaho Falls, Idaho 83401, Telephone: 208-524-5300,
Facsimile: 208-524-1411, Attention: Steve Laflin with copies (which are not required for a Conversion Notice to be effective)to Locke Liddell & Sapp, LLP, 100 Congress, Suite 300, Austin, Texas 78731, Attention: Curtis R. Ashmos, and
(ii) if to any Holder to the address set forth on Schedule II to the Purchase Agreement or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         7.7 Allocations of Reserved Amount. The Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Preferred Stock issued to each Holder. Each increase to the Reserved Amount shall be allocated pro rata among the Holders based on the number of shares of Preferred Stock held by each Holder at the time of the increase in the Reserved Amount. In the event a Holder shall sell or otherwise transfer any of such Holder's Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be allocated to the remaining Holders, pro rata, based on the number of shares of Preferred Stock then held by such Holders.

         7.8 Nasdaq Limitation. In no event shall the Company be required to issue shares of Common Stock upon the conversion of Preferred Stock if such issuance would violate the rules of Nasdaq.

                                  ARTICLE VIII

                               Optional Redemption

         8.1    Optional Redemption.

         (a) The shares of Preferred Stock are redeemable, in whole or in part, at the option of the Company during the following time periods, from time to time, under the following conditions and subject also to the conditions set forth in Section 8.1(b) (the "Optional Redemption"):

                (i) Prior to the first anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over five (5) consecutive Trading Days reaches over 200% of the Conversion Price as at the Original Issue Date;

                (ii) During the period commencing on the first Business Day immediately after the first anniversary of the Original Issue Date and ending on the second anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over five (5) consecutive Trading Days reaches over 175% of the Conversion Price as at the Original Issue Date; and

                (iii) After the second anniversary of the Original Issue Date, the Company may redeem the shares of Preferred Stock subject to the other conditions herein, if the average closing price of the Company's Common Stock over five (5) consecutive Trading Days reaches over 150% of the Conversion Price as at the Original Issue Date.

         (b) Subject to the conditions set forth in Section 8.1(a), so long as (i) any Registration Statement required to be filed and be effective pursuant to the Registration Rights Agreement is then in effect and has been in effect and sales of all of the Registrable Securities can be made thereunder for at least twenty (20) days prior to the Redemption Notice Date (as defined below) and (ii) the Company has a sufficient number of authorized shares of Common Stock reserved for issuance upon full conversion of the Preferred Stock, upon ten (10) Business Days prior written notice to the Holder (a "Redemption
Notice"), the full number of outstanding shares of Preferred Stock may be redeemed by the Company, in whole at a price equal to the original purchase price of the Preferred Stock (the "Redemption Price"), together with any declared but unpaid dividends and all liquidated damages and other amounts due in respect thereof up to the Redemption Date (as defined below) (subject to the right of the Holder on the Record Date to receive dividends due on the Dividend Payment Date).

         8.2 Mechanics of Redemption. The Company shall exercise its right to redeem by delivering its Redemption Notice by facsimile and overnight courier to each Holder (such date that the notice is given, the "Redemption Notice Date"). Such Redemption Notice shall indicate (A) the Redemption Price, (B) each Holder's pro rata allocation of such maximum amount, and (C) a confirmation of the date ("Redemption Date") that the Company shall effect the redemption, which date shall be not less than thirty (30) Business Days and not more than sixty
(60) calendar days after the Redemption Notice Date. Notwithstanding anything in this Section 8.2, the Company shall convert any Preferred Stock pursuant to
Article VIII if the Conversion Notice for shares of Preferred Stock submitted for conversion is (i) delivered before the Redemption Date, (ii) for a Conversion Price greater than or equal to the Redemption Price (appropriately adjusted in accordance with the terms hereof) or (iii) in excess of such Holder's pro rata allocation of the maximum Redemption Price indicated in its Redemption Notice.

         8.3 Payment of Redemption Price. The Company shall pay the applicable Optional Redemption Price to the Holder of the shares of Preferred Stock being redeemed in cash on the Redemption Date. If the Company shall fail to pay the applicable Redemption Price to such Holder on the Redemption Date, in addition to any remedy such Holder may have under this Certificate of Designation and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month until paid in full.

                                   ARTICLE IX

                                   Definitions

         9.1 Definitions. For the purposes hereof, the following terms shall have the following meanings:

         "Act" means the Securities Act of 1993, as amended.

         "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control" when used with respect to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Appraiser" means a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing

         "Average Price" on any date means (x) the sum of the Per Share Market Value for the five (5) Trading Days immediately preceding such date, divided by
(y) five (5).

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to close.

         "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Section 13(d)(3) of the Exchange Act) of in excess of 40% of the voting securities of the Issuer, (ii) a replacement of more than one-half of the members of the Issuer's Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the date hereof, or their duly elected successors who are directors immediately prior to such transaction, in one or a series of related transactions, (iii) the merger of the Issuer with or into another entity, unless following such transaction, the Holders of the Issuer's securities continue to hold at least 67% of such securities following such transaction, (iv) the consolidation or sale of all or substantially all of the assets of the Issuer in one or a series of related transactions, or (v) the execution by the Issuer of an agreement to which the Issuer is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv).

         "Closing Date" means the date of the closing of the purchase and sale of the Preferred Stock.

         "Commission"   means  the  United   States   Securities   and  Exchange
Commission, or any successor to such agency.

         "Common Stock" means the Company's common stock, $.01 par value per share, of the Company and stock of any other class into which such shares may hereafter have been reclassified or changed.

         "Conversion Date" has the meaning set forth in Section 5.2(a).

         "Conversion Price" has the meaning set forth in Section 5.1.

         "Converted  Preferred  Stock"  has the  meaning  set  forth in  Section
5.2(a).

         "DTC" means the Depositary Trust Corporation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Holder" or other similar terms means the registered holder of any share of Preferred Stock.

         "Junior Securities" means the Common Stock and all other equity securities of the Company which are junior in rights and liquidation preference to Preferred Stock, but does not include the Series A Preferred Stock, which shall be pari passu with the Preferred Stock.

         "Liquidation Value" has the meaning set forth in Section 1.1.

         "Nasdaq" means the Nasdaq Smallcap Market.

         "Notice of Conversion" has the meaning set forth in Section 5.1(b).

         "Original Issue Date" shall mean the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

         "Original Purchase Price" shall mean the price per share paid for the Preferred Stock on the Closing Date.

         "Per Share Market Value" means (i) on any particular date the closing bid price per share of the Common Stock on such date (as reported by Bloomberg Information Services, Inc., or any successor reporting service) on Nasdaq or, if the Common Stock is not then quoted on Nasdaq, any Subsequent Market on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date or (ii) if the Common Stock is not listed then on Nasdaq or any Subsequent Market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the Holder; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select in good faith an additional Appraiser, in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

         "Person"  means  a   corporation,   an   association,   a  partnership,
organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         "Purchase Agreement" means the Securities Purchase Agreement, dated as of the Original Issue Date, among the Company and the original Holders of the Preferred Stock.

         "Redemption Date" has the meaning set forth in Section 8.2.

         "Redemption Notice" has the meaning set forth in Section 8.1(b).

         "Redemption Notice Date" has the meaning set forth in Section 8.2.

         "Redemption Price" has the meaning set forth in Section 8.1(b).

         "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

         "Registration   Rights   Agreement"  means  the   Registration   Rights
Agreement, dated as of the Original Issue Date, by and among the Company and the original Holders.

         "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Reserved Amount" has the meaning set forth in Section 6.1.

         "Series A Preferred Stock" means the Company's Convertible Redeemable Preferred Stock.

         "Stock Option Plan" means any contract, plan or agreement which has been approved by the Board of Directors of the Issuer, pursuant to which the Issuer's securities may be issued to any employee, officer, director or consultant.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which a majority of the Capital Stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are at the time directly or indirectly owned by such Person.

         "Subsequent Market" means the New York Stock Exchange, American Stock Exchange or Nasdaq National Market.

         "Trading Day" means (a) a day on which the Common Stock is traded on Nasdaq or, if the Common Stock is not then designated on Nasdaq, on such Subsequent Market on which the Common Stock is then listed or quoted or (b) if the Common Stock is not listed on Nasdaq or a Subsequent Market, a day on which the Common Stock is traded in the over-the-counter Market, as reported by the OTC Bulletin Board, or (c) if the Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions or reporting prices) provided, however that in any event that the Common Stock is not listed or quoted as set forth in (a), (b), or (c) hereof, then a Trading Day shall mean any Business Day.

         "Underlying Shares" means the number of shares of Common Stock into which the shares of Preferred Stock are convertible in accordance with the terms hereof and the Purchase Agreement.

         "Warrant" or "Warrants" has the meaning set forth in the Purchase Agreement.

                                    ARTICLE X

                                  Miscellaneous

         10.1 Modification of Certificate of Designation. This Certificate of Designation may be modified without prior notice to any Holder upon the written consent of the Company and the Holders of more than 75% of the shares of Preferred Stock then outstanding. The Holders of more than 75% of the shares of Preferred Stock then outstanding may waive compliance by the Company with any provision of this Certificate of Designation without prior notice to any Holder. However, without the consent of each Holder affected, an amendment, supplement or waiver may not (1) reduce the number of shares of Preferred Stock whose Holders must consent to an amendment, supplement or waiver, or (2) make any shares of Preferred Stock payable in money or property other than as stated in the Certificate of Designation.

         10.2 Miscellaneous. This Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in Denton, County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. The parties hereto, including all guarantors or endorsers, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Certificate of Designation, except as specifically provided herein, and assent to extensions of the time of payment, or forbearance or other indulgence without notice. The Holder of Preferred Stock by acceptance of a share of Preferred Stock agrees to be bound by the provisions of this Certificate of Designation which are expressly binding on such Holder.

         10.3 Preferred Stock Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite number of shares of Preferred Stock have concurred in any direction, consent or waiver under this Certificate of Designation, shares of Preferred Stock which are owned by the Company or any other obligor on the Preferred Stock or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Preferred Stock shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any shares of Preferred Stock owned by the Purchasers shall be deemed outstanding for purposes of making such a determination. Shares of Preferred Stock so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such shares of Preferred Stock and that the pledgee is not the Company or any other obligor upon the Preferred Stock or any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Preferred Stock.

         10.4 Notice to Holders Prior to Taking Certain Types of Action. In case:

         (a) the Company shall authorize the issuance, at any time from and after the Original Issue Date, to all holders of any class or series of its Capital Stock, of rights or warrants to subscribe for or purchase shares of its capital stock or of any other right;

         (b) the Company shall authorize, at any time from and after the Original Issue Date, the distribution to all holders of any class or series of its Capital Stock, of evidences of its indebtedness or assets;

         (c) the Company shall declare a dividend (or other distribution) on its Common Stock or the Company shall declare a special nonrecurring dividend on or a redemption of its Common Stock;

         (d) of any subdivision, combination or reclassification of any class or series of Capital Stock of the Company at any time from and after the Original Issue Date or of any consolidation or merger to which the Company is a party and for which approval by the shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

         (e) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then the Company shall cause to be mailed to the Holders, at their last addresses as they shall appear upon the registration books of the Company, at least 10 days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of record of such class or series of Capital Stock are to be entitled to receive any such rights, warrants or distribution are to be determined, or (ii) the date on which any such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action is expected to become effective, and the date as of which it is expected that holders of record of such class or series of Capital Stock record shall be entitled to exchange their stock for securities or other property, if any, deliverable upon such subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action.

         The failure to give the notice required by this Section 10.4 or any defect therein shall not affect the legality or validity of any distribution, right, warrant, subdivision, combination, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation, winding up or other action, or the vote upon any of the foregoing.

         10.5   Effect  of  Headings.   The  Section  headings  herein  are  for
convenience only and shall not affect the construction hereof.

         10.6 References. References to Sections and Articles are to Sections and Articles of this Certificate of Designation, unless otherwise expressly provided.

         10.7 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         10.8 Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company (including any bond the Company's transfer agent requires the Holders to post) of the loss, theft, destruction or mutilation of any stock certificates representing Preferred Stock, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of such Series B Preferred Stock certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date; provided, however, the Company shall not be obligated to re-issue preferred stock certificates if the Holder contemporaneously requests the Company to convert such Preferred Stock into Common Stock.

         10.9 Remedies Characterized; Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a Holder's right to pursue actual damages for any failure by the Company to comply with the terms of this Certificate of Designation. The Company covenants to each Holder of Preferred Stock that there shall be no characterization concerning this instrument other than as expressly provided herein. The Company further covenants that it will not take any action which might materially and adversely affect the rights of the Holders of Preferred Stock. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders of the Preferred Stock and that the remedy at law in the event of any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holders of the Preferred Stock shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

         10.10 Specific Shall Not Limit General; Construction. No specific provision contained in this Certificate of Designation shall limit or modify any more general provision contained herein. This Certificate of Designation shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any person as the drafter hereof.

         10.11 Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder of Preferred Stock in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         10.12  Payment  of  Tax  Upon  Issue  of  Transfer.   The  issuance  of
certificates for shares of the Common Stock upon conversion of the Preferred Shares shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                                    EXHIBIT A

                              NOTICE OF CONVERSION
                            AT THE ELECTION OF HOLDER

(To be Executed by the Registered Holder in order to convert shares of Series B
Convertible Redeemable Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Redeemable Preferred Stock ("Series B Preferred Stock") indicated below, into shares of common stock, par value $.01 per share (the "Common
Stock"), of International Isotopes Inc. (the "Company") according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.


                                   Conversion calculations:

                                   _____________________________________________
                                   Date to effect conversion

                                   _____________________________________________
                                   Number of shares of Series B Preferred Stock to be converted

                                   _____________________________________________
                                   Number of shares of Common Stock to be issued

                                   _____________________________________________
                                   Applicable Conversion Price

                                   _____________________________________________
                                   Signature

                                   _____________________________________________
                                   Name

                                   _____________________________________________
                                   Address


PROXY                                                                                          PROXY

                                     INTERNATIONAL ISOTOPES INC.
                             4137 Commerce Circle, Idaho Falls, ID 83401
      Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 14, 2005

                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS;  FOR THE RATIFICATION OF THE
INDEPENDENT  AUDITORS;  FOR THE ADOPTION OF THE INTERNATIONAL  ISOTOPES INC. EMPLOYEE STOCK PURCHASE
PLAN AND FOR THE APPROVAL OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION.

The undersigned hereby  authorize(s) the Proxies named below to vote on the matters set forth in the
Proxy Statement of the Company dated May 16, 2005, as follows:

1. ELECTION OF DIRECTORS
         [ ] FOR all nominees or, if any named nominee is unable to serve, for a substitute nominee.
         [ ] WITHHOLD AUTHORITY for all nominees
         [ ] FOR ALL EXCEPT (See instructions below).

                  STEVE T. LAFLIN             CHRISTOPHER GROSSO             RALPH M. RICHART

         INSTRUCTION:  To withhold  authority to vote for any individual  nominee(s),  mark "FOR ALL
         EXCEPT" and cross out the name of each nominee you wish to withhold.

2. RATIFICATION OF INDEPENDENT AUDITORS
         [ ] FOR the ratification of Hansen,  Barnett & Maxwell as the independent  auditors for the fiscal year ending December 31, 2005.
         [ ] AGAINST the ratification of Hansen,  Barnett & Maxwell as the independent  auditors for the fiscal year ending December 31, 2005.
         [ ] ABSTAIN

3. APPROVAL OF THE ADOPTION OF THE INTERNATIONAL ISOTOPES INC. EMPLOYEE STOCK PURCHASE PLAN
         [ ] FOR the approval of the Employee Stock Purchase Plan.
         [ ] AGAINST the approval of the Employee Stock Purchase Plan.
         [ ] ABSTAIN

4. APPROVAL OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION
         [ ] FOR the approval of the Second Amended and Restated Articles of Incorporation.
         [ ] AGAINST the approval of the Second Amended and Restated Articles of Incorporation.
         [ ] ABSTAIN



THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER  DIRECTED  HEREON BY THE  UNDERSIGNED
SHAREHOLDER(S).  IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE
NOMINEES  LISTED IN THE  ACCOMPANYING  PROXY  STATEMENT;  FOR THE  RATIFICATION  OF THE  INDEPENDENT
AUDITORS;  FOR THE ADOPTION OF THE INTERNATIONAL ISOTOPES INC. EMPLOYEE STOCK PURCHASE PLAN; AND FOR
THE APPROVAL OF THE SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION.  IN THEIR DISCRETION, THE
PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


The undersigned  shareholder(s) hereby appoint(s) Steve T Laflin and Ralph M. Richart, and either of them, Proxies with full power of substitution in each and hereby  authorize(s) them to represent and vote, as designated above, all the shares of Common Stock held of record by the undersigned on April
15, 2005, at the Annual Meeting of Shareholders of  International  Isotopes Inc., to be held on July
14, 2005, or any adjournments or postponements thereof.



                                                       DATE:________________________________________


                                                       _____________________________________________
                                                                          Signature


                                                       _____________________________________________
                                                                  Signature if held jointly

                                                       PLEASE INDICATE ANY CHANGES IN ADDRESS

                                                       Please  sign  name   exactly  as  it  appears
                                                       hereon.  When shares are  registered  in more
                                                       than one  name,  the  signatures  of all such
                                                       persons  are   required.   When   signing  as
                                                       attorney, executor, administrator, trustee or
                                                       guardian,  please give full title as such. If
                                                       a corporation,  please sign in full corporate
                                                       name  by   President   or  other   authorized
                                                       officer.  If a  partnership,  please  sign in
                                                       partnership name by authorized person.


               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY. THANK YOU.